Exhibit 99.1

KROGER

FIREHOUSE SUBS
LabCorp

WEINGARTEN REALTY®

SUPPLEMENTAL FINANCIAL INFORMATION

QUARTER ENDED DECEMBER 31, 2018

SUNSET 5
SUNSET 5
TRADER JOE'S

T·J·maxx

SPROUTS
FARMERS MARKET

Table of Contents	Page
Quarterly Earnings Press Release	i - xii
Company Information	1

Financial Summary
Condensed Consolidated Statements of Income	3
Condensed Consolidated Balance Sheets	4
Funds From Operations Attributable to Common Shareholders	5
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate and Net Debt to Core EBITDAre	6
Supplemental Income Statement Detail	7
Supplemental Balance Sheet Detail	8
Capitalization and Debt Coverage Ratios	9
Guidance	10

Investment Activity
Capital Expenditures	12
Development and Redevelopment Projects	13
Land Held for Development	14
Acquisition and Disposition Summary	15

Summary of Debt
Debt Information	17
Debt Information Additional Disclosure	18
Schedule of Maturities	19
Schedule of Maturities Additional Disclosure	20

Joint Ventures
Unconsolidated Joint Venture Financial Information at 100%	22
Unconsolidated Joint Venture Financial Information at Pro rata Share	23
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships at 100%	24
Unconsolidated Joint Venture Mortgage Debt Information at 100%	25
Unconsolidated Joint Venture Mortgage Debt Information Additional Disclosure	26

Portfolio Summary
Tenant Diversification by Percent of Base Minimum Rent	28
Portfolio Operating Information	29 - 30
Top 40 Core-Based Statistical Area (CBSA) Ranked by Population	31

Property Listing
Summary Property Listing	33
Property Listing	34 - 42
Ground Lease Commitments	43

Other Topics of Interest
Share and Bond Repurchase Program Inception-To-Date	45
Revenue Classification Changes Impact	46
Ground Lease Summary	47

Corporate Profile

Weingarten Realty Investors is a real estate investment trust organized under the Texas Business Organizations Code that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of December 31, 2018, we owned or operated under long-term leases, interests in 178 properties which are located in 17 states that span the United States from coast to coast. These properties represent approximately 35.1 million square feet of which our interests in these properties aggregated approximately 22.9 million square feet of leasable area. Our properties were 94.4% leased as of December 31, 2018, and historically our portfolio occupancy rate has never been below 90%.

www.weingarten.com

2600 Citadel Plaza Drive
P.O. Box 924133
Houston, Texas 77292-4133

NEWS RELEASE

Information: Michelle Wiggs, Phone: (713) 866-6050

WEINGARTEN REALTY
REPORTS STRONG FOURTH QUARTER OPERATIONS
AND ISSUES 2019 GUIDANCE

HOUSTON, February 20, 2019 (BUSINESS WIRE) -- Weingarten Realty (NYSE: WRI) announced today the results of its operations for the quarter ended December 31, 2018. The supplemental financial package with additional information can be found on the Company's website under the Investor Relations tab.

Fourth Quarter and Full Year Operating and Financial Highlights

•
Net income attributable to common shareholders (“Net Income”) was $0.46 per diluted share (hereinafter “per share”) for the quarter and $2.55 per share for the year compared to $1.30 and $2.60 per share for each respective period in 2017;

•
Core Funds From Operations Attributable to Common Shareholders ("Core FFO”) was $0.55 per share for the quarter and $2.28 per share for the year compared to $0.61 and $2.45 per share for each respective period in 2017;

•	Same Property Net Operating Income (“SPNOI”) including redevelopments increased by 3.4% over the fourth quarter of 2017 and by 2.5% over the full year 2017;

•	Rental rates on new leases completed during the quarter were up 37.4% and 18.7% for the full year;

•	Signed occupancy was unchanged from the third quarter of 2018 at 94.4%;

•	Dispositions totaled $241 million in the fourth quarter and $635 million for the full year;

•	Balance sheet leverage was reduced with Net Debt to Adjusted EBITDAre declining to 5.00 times; and,

•	A special dividend of $1.40 per share was paid to shareholders in December of 2018.

Financial Results

In evaluating earnings, it is necessary to understand that the Company disposed of unprecedented volumes of properties during 2017 and 2018. While these dispositions have resulted in a much higher quality portfolio of properties for the Company, the negative impact of these dispositions on 2018 earnings was significant and will also materially impact 2019. Aside from the dilutive impact of the dispositions, the operating performance of the Company’s portfolio was very strong.

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The Company reported Net Income of $59.5 million or $0.46 per share for the fourth quarter of 2018, as compared to $168.0 million or $1.30 per share for the same period in 2017. For the year, Net Income was $327.6 million or $2.55 per share for 2018 compared to $335.3 million or $2.60 per share for 2017.

Funds From Operations attributable to common shareholders in accordance with the National Association of Real Estate Investment Trusts definition (“NAREIT FFO”) was $70.3 million or $0.55 per share for the fourth quarter of 2018 compared to $77.4 million or $0.60 per share for 2017. For the year, NAREIT FFO was $307.9 million or $2.40 per share for 2018 compared to $311.6 million or $2.40 per share for 2017.

Core FFO for the quarter ended December 31, 2018 was $0.55 per share or $70.2 million, as compared to $0.61 per share or $78.5 million for the same quarter of last year. Higher income driven by increased rental rates and reduced interest expense from lower levels of debt outstanding were more than offset by the impact of dispositions in 2017 and 2018. General and administrative expense was comparable to the fourth quarter of 2017 but $1.4 million higher than the third quarter of 2018. This was the result of a $0.02 per share increase in expense related to a true-up of the accrual for restricted share grants. The significant drop in the Company’s share price at year-end 2018 resulted in more shares being granted in accordance with the Company’s Long Term Incentive program, thus the increase in expense. This was offset by a decrease of $0.01 per share related to assets held in its deferred compensation plan. For the full year, Core FFO was $292.5 million or $2.28 per share for 2018 compared to $318.4 million or $2.45 per share for 2017.

Additionally, the $1.40 per share special dividend paid in December caused our operating partnership units to be antidilutive which reduced Core FFO per share in the fourth quarter by around a penny per share had those shares been considered in the dilutive calculation.

A reconciliation of Net Income to NAREIT FFO and Core FFO is included herein.

Operating Results

For the period ending December 31, 2018, the Company’s operating highlights were as follows:

	Q4 2018	YTD 2018
Occupancy (Signed Basis):
Occupancy - Total	94.4%
Occupancy - Small Shop Spaces	90.7%
Occupancy - Same Property Portfolio	94.8%

Same Property Net Operating Income, with redevelopments	3.4%	2.5%

Rental Rate Growth - Total:	11.9%	8.5%
New Leases	37.4%	18.7%
Renewals	5.3%	6.1%

Leasing Transactions:
Number of New Leases	65	278
New Leases - Annualized Revenue (in millions)	$5.8	$19.8
Number of Renewals	116	572
Renewals - Annualized Revenue (in millions)	$9.3	$46.5

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A reconciliation of Net Income to SPNOI is included herein.

“Operations remained strong this quarter, a reflection of our significantly improved portfolio of properties. Our increase in rental rates on new leases of 37.4% for the quarter and 18.7% for the full year is a reflection of this improvement. We have done a great job in leasing three of our four Toys R Us spaces,” said Johnny Hendrix, Executive Vice President and Chief Operating Officer.

Portfolio Activity

During the quarter, the Company sold seven properties and two land parcels for $241 million. This included two properties in Nevada, two in Arizona and one each in Colorado, Florida and Texas. For all of 2018, WRI sold $635 million of assets with the disposition of 23 shopping centers, an office building and other real estate.

As for acquisitions in 2018, the Company purchased one land parcel which is adjacent to existing shopping centers for $1.3 million. No acquisitions have been closed to-date in 2019.

The Company invested $139 million in new developments and redevelopments in 2018 and expects to spend around $200 million in 2019, with the majority of the investment in its two projects in the Washington D.C. area and its 30-story residential tower at its River Oaks Shopping Center in Houston.

“While the recent disposition volume reduces Funds From Operations in the short-term, Weingarten remains focused on maximizing long-term value to our shareholders. Our dispositions improve the overall quality of our portfolio by reducing exposure to tertiary markets and power centers, and provide capital for future growth including our redevelopment and new development programs. We expect our disposition volumes to decrease significantly in 2019, however we will continue to monitor the market and adjust our strategy appropriately.” said Drew Alexander, Chairman, President and Chief Executive Officer.

Balance Sheet

Proceeds from the Company’s dispositions were used to strengthen its balance sheet. Net Debt to Core EBITDAre was a strong 5.00 times and Debt to Total Market Capitalization was 35.8% at year end.

“As we remain dedicated to maintaining a strong capital structure supported by low leverage, the amount of capital we allocate to various opportunities, including repurchasing our common shares, will be carefully considered. With one of the strongest balance sheets in our sector, we are well positioned to pursue growth opportunities as they arise,” said Steve Richter, Executive Vice President and Chief Financial Officer.

2019 Guidance

The Company’s guidance for 2019 is as follows:

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2019 Guidance
Net Income (per share)	$1.77 - $1.89
NAREIT FFO (per share)	$2.09 - $2.17
Core FFO (per share)	$2.09 - $2.17
Acquisitions	$50 - $150 million
Re / New Development	$175 - $225 million
Dispositions	$250 - $350 million
Same Property NOI with redevelopments	2.00% - 3.00%

Other issues which will impact 2019 results include:

•	This level of dispositions will probably result in the payment of a special dividend in 2019, albeit considerably less than 2018;

•
With the implementation of the new leasing standard, the Company will not be capitalizing any indirect leasing and legal costs; however, it will continue to capitalize some of the internal and external leasing commissions going forward. For 2019, this will increase general and administrative expense by between $9.0 and $10.0 million or $0.07 to $0.08 per share; and,

•
Preleasing activities and the phased stabilization of both projects in Washington D.C. will result in costs that will be expensed prior to revenue coming on-line. These costs will total approximately $0.01 per share in 2019.

A rollforward detailing the components of the change in 2018 Core FFO per share to 2019 Core FFO per share guidance is included on page 10 of the Company’s Supplemental.

Dividends

The Board of Trust Managers declared a quarterly cash dividend of $0.395 per common share payable on March 15, 2019 to shareholders of record on March 8, 2019. The Company also paid a special dividend of $1.40 per common share in December 2018.

New Officer Elections

The Board of Trust Managers elected Stanford Alexander Chairman Emeritus. Additionally, Andrew M. “Drew” Alexander was elected Chairman of the Board and will continue as President and Chief Executive Officer. “As the founder of Weingarten Realty, I am very proud of the outstanding Company we created and the wonderful things we have accomplished. Looking ahead, I will continue to provide advice and consultation to my associates and look forward to the future,” said Stanford Alexander, Chairman Emeritus.

Conference Call Information

The Company also announced that it will host a live webcast of its quarterly conference call on February 21, 2019 at 10:00 a.m. Central Time. The live webcast can be accessed via the Company’s website at www.weingarten.com. Alternatively, if you are not able to access the call on the web, you can listen live by phone by calling (888) 771-4371 (conference ID # 47807259). A replay will be available through the Company’s website starting approximately two hours following the live call.

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About Weingarten Realty Investors

Weingarten Realty Investors (NYSE: WRI) is a shopping center owner, manager and developer.  At December 31, 2018, the Company owned or operated under long-term leases, either directly or through its interest in real estate joint ventures or partnerships, a total of 178 properties which are located in 17 states spanning the country from coast to coast. These properties represent approximately 35.1 million square feet of which our interests in these properties aggregated approximately 22.9 million square feet of leasable area. To learn more about the Company’s operations and growth strategies, please visit www.weingarten.com.

Forward-Looking Statements

Statements included herein that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company’s actual results, performance or achievements could differ materially from those expressed or implied by such statements. Reference is made to the Company’s regulatory filings with the Securities and Exchange Commission for information or factors that may impact the Company’s performance.

Projections involve numerous assumptions such as rental income (including assumptions on percentage rent), interest rates, tenant defaults, occupancy rates, volume and pricing of properties held for disposition, volume and pricing of acquisitions, expenses (including salaries and employee costs), insurance costs and numerous other factors. Not all of these factors are determinable at this time and actual results may vary from the projected results, and may be above or below the ranges indicated. The above ranges represents management’s estimate of results based upon these assumptions as of the date of this press release. Accordingly, there is no assurance that our projections will be realized.

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Weingarten Realty Investors
(in thousands, except per share amounts)
Financial Statements

		Three Months Ended December 31,		Twelve Months Ended December 31,
		2018	2017 (1)	2018	2017 (1)
	CONDENSED CONSOLIDATED STATEMENTS OF INCOME	(Unaudited)		(Unaudited)
	Revenues:
	Rentals, net	$123,992	$135,798	$516,502	$560,643
	Other	3,827	3,569	14,645	12,520
	Total Revenues	127,819	139,367	531,147	573,163
	Operating Expenses:
	Depreciation and amortization	35,280	40,986	161,838	167,101
	Operating expense	20,625	25,366	90,554	109,310
	Real estate taxes, net	16,562	17,853	69,268	75,636
	Impairment loss	7,722	245	10,120	15,257
	General and administrative expense	7,325	7,800	25,040	28,052
	Total Operating Expenses	87,514	92,250	356,820	395,356
	Other Income (Expense):
	Interest expense, net	(15,663)	(18,921)	(63,348)	(80,326)
	Interest and other income (expense)	(1,928)	3,322	2,807	7,532
	Gain on sale of property	34,788	132,045	207,865	218,611
	Total Other Income	17,197	116,446	147,324	145,817
	Income Before Income Taxes and Equity in Earnings of Real Estate Joint Ventures and Partnerships	57,502	163,563	321,651	323,624
	(Provision) Benefit for Income Taxes	(10)	(2,018)	(1,378)	17
	Equity in Earnings of Real Estate Joint Ventures and Partnerships, net	5,737	9,108	25,070	27,074
	Net Income	63,229	170,653	345,343	350,715
Less:	Net Income Attributable to Noncontrolling Interests	(3,722)	(2,686)	(17,742)	(15,441)
	Net Income Attributable to Common Shareholders -- Basic	$59,507	$167,967	$327,601	$335,274
	Net Income Attributable to Common Shareholders -- Diluted	$59,507	$169,484	$327,601	$338,358
	Earnings Per Common Share -- Basic	$.47	$1.31	$2.57	$2.62
	Earnings Per Common Share -- Diluted	$.46	$1.30	$2.55	$2.60
______________
(1) Reclassification of prior year's amounts were made to conform to current year presentation.

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Weingarten Realty Investors
(in thousands)
Financial Statements

	December 31, 2018	December 31, 2017
	(Unaudited)	(Audited)
CONDENSED CONSOLIDATED BALANCE SHEETS
ASSETS
Property	$4,105,068	$4,498,859
Accumulated Depreciation	(1,108,188)	(1,166,126)
Property Held for Sale, net	—	54,792
Investment in Real Estate Joint Ventures and Partnerships, net	353,828	317,763
Unamortized Lease Costs, net	142,014	181,047
Accrued Rent, Accrued Contract Receivables and Accounts Receivable, net	97,924	104,357
Cash and Cash Equivalents	65,865	13,219
Restricted Deposits and Mortgage Escrows	10,272	8,115
Other, net	160,178	184,613
Total Assets	$3,826,961	$4,196,639

LIABILITIES AND EQUITY
Debt, net	$1,794,684	$2,081,152
Accounts Payable and Accrued Expenses	113,175	116,463
Other, net	168,403	189,182
Total Liabilities	2,076,262	2,386,797

Commitments and Contingencies	—	—

EQUITY
Common Shares of Beneficial Interest	3,893	3,897
Additional Paid-In Capital	1,766,993	1,772,066
Net Income Less Than Accumulated Dividends	(186,431)	(137,065)
Accumulated Other Comprehensive Loss	(10,549)	(6,170)
Shareholders' Equity	1,573,906	1,632,728
Noncontrolling Interests	176,793	177,114
Total Liabilities and Equity	$3,826,961	$4,196,639

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Non-GAAP Financial Measures

Certain aspects of our key performance indicators are considered non-GAAP financial measures. Management uses these measures along with our Generally Accepted Accounting Principles ("GAAP") financial statements in order to evaluate our operating results. Management believes these additional measures provide users of our financial information additional comparable indicators of our industry, as well as, our performance.

Funds from Operations Attributable to Common Shareholders
The National Association of Real Estate Investment Trusts ("NAREIT") defines NAREIT FFO as net income (loss) attributable to common shareholders computed in accordance with GAAP, excluding extraordinary items and gains or losses from sales of operating real estate assets and interests in real estate equity investments and their applicable taxes, plus depreciation and amortization of operating properties and impairment of depreciable real estate and in substance real estate equity investments, including our share of unconsolidated real estate joint ventures and partnerships. The Company calculates NAREIT FFO in a manner consistent with the NAREIT definition.

Management believes NAREIT FFO is a widely recognized measure of REIT operating performance which provides our shareholders with a relevant basis for comparison among other REITs. Management uses NAREIT FFO as a supplemental internal measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that NAREIT FFO presented by the Company is comparable to similarly titled measures of other REITs.

The Company also presents Core FFO as an additional supplemental measure as it is more reflective of the core operating performance of our portfolio of properties. Core FFO is defined as NAREIT FFO excluding charges and gains related to non-cash, non-operating and other transactions or events that hinder the comparability of operating results. Specific examples of items excluded from Core FFO include, but are not limited to, gains or losses associated with the extinguishment of debt or other liabilities, impairments of land, transactional costs associated with acquisition and development activities, certain deferred tax provisions/benefits, redemption costs of preferred shares and gains on the disposal of non-real estate assets. NAREIT FFO and Core FFO should not be considered as alternatives to net income or other measurements under GAAP as indicators of operating performance or to cash flows from operating, investing or financing activities as measures of liquidity. NAREIT FFO and Core FFO do not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

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NAREIT FFO and Core FFO is calculated as follows (in thousands):

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
	(Unaudited)		(Unaudited)
Net income attributable to common shareholders	$59,507	$167,967	$327,601	$335,274
Depreciation and amortization of real estate	35,020	40,746	160,679	166,125
Depreciation and amortization of real estate of unconsolidated real estate joint ventures and partnerships	2,974	3,380	12,454	14,020
Impairment of operating properties and real estate equity investments	7,571	240	9,969	12,247
(Gain) on sale of property and interests in real estate equity investments	(34,650)	(131,393)	(206,930)	(217,659)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	(4)	(4,209)	(6,300)	(6,187)
Provision (benefit) for income taxes (1)	444	1,232	2,223	(711)
Noncontrolling interests and other (2)	(610)	(547)	8,238	5,408
NAREIT FFO – basic	70,252	77,416	307,934	308,517
Income attributable to operating partnership units	—	—	—	3,084
NAREIT FFO – diluted	70,252	77,416	307,934	311,601
Adjustments to Core FFO:
Other impairment loss	134	2	134	3,031
Provision (benefit) for income taxes (3)	6	223	(1,488)	(729)
(Gain) on extinguishment of debt including related swap activity	(41)	—	(3,131)	—
Lease terminations	—	—	(10,023)	—
Severance costs	—	1,378	—	1,378
Storm damage costs	—	1,018	—	1,822
Recovery of Pre-development costs	—	(949)	—	(949)
Other	(136)	(612)	(911)	2,292
Core FFO – diluted	$70,215	$78,476	$292,515	$318,446

FFO weighted average shares outstanding – basic	127,653	127,816	127,651	127,755
Effect of dilutive securities:
Share options and awards	730	848	790	870
Operating partnership units	—	—	—	1,446
FFO weighted average shares outstanding – diluted	128,383	128,664	128,441	130,071

NAREIT FFO per common share – basic	$.55	$.61	$2.41	$2.41

NAREIT FFO per common share – diluted	$.55	$.60	$2.40	$2.40

Core FFO per common share – diluted	$.55	$.61	$2.28	$2.45
______________
(1) The applicable taxes related to gains and impairments of operating properties.
(2) Related to gains, impairments and depreciation on operating properties and unconsolidated real estate joint ventures, where applicable.
(3) The applicable taxes related to gains and impairments of non-operating assets.

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Same Property Net Operating Income
Management considers SPNOI an important additional financial measure because it reflects only those income and expense items that are incurred at the property level and when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates and operating costs. The Company calculates this most useful measurement by determining our proportional share of SPNOI from all owned properties, including the Company’s share of SPNOI from unconsolidated joint ventures and partnerships, which cannot be readily determined under GAAP measurements and presentation. Although SPNOI (see page 1 of the supplemental disclosure regarding this presentation and limitations thereof) is a widely used measure among REITs, there can be no assurance that SPNOI presented by the Company is comparable to similarly titled measures of other REITs. Additionally, the Company does not control these unconsolidated joint ventures and partnerships, and the assets, liabilities, revenues or expenses of these joint ventures and partnerships, as presented, do not represent its legal claim to such items.
Properties are included in the SPNOI calculation if they are owned and operated for the entirety of the most recent two fiscal year periods, except for properties for which significant redevelopment or expansion occurred during either of the periods presented, and properties that have been sold. While there is judgment surrounding changes in designations, management moves new development and redevelopment properties once they have stabilized, which is typically upon attainment of 90% occupancy. A rollforward of the properties included in the Company’s same property designation is as follows:

	Three Months Ended December 31, 2018	Twelve Months Ended December 31, 2018
Beginning of the period	176	183
Properties added:
Acquisitions	—	6
New Developments	—	1
Redevelopments	—	4
Properties removed:
Dispositions	(5)	(22)
Other	—	(1)
End of the period	171	171

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We calculate SPNOI using net income attributable to common shareholders excluding net income attributable to noncontrolling interests, other income (expense), income taxes and equity in earnings of real estate joint ventures and partnerships. Additionally to reconcile to SPNOI, we exclude the effects of property management fees, certain non-cash revenues and expenses such as straight-line rental revenue and the related reversal of such amounts upon early lease termination, depreciation and amortization, impairment losses, general and administrative expenses and other items such as lease cancellation income, environmental abatement costs, demolition expenses and lease termination fees. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from SPNOI. A reconciliation of net income attributable to common shareholders to SPNOI is as follows (in thousands):

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
	(Unaudited)		(Unaudited)
Net income attributable to common shareholders	$59,507	$167,967	$327,601	$335,274
Add:
Net income attributable to noncontrolling interests	3,722	2,686	17,742	15,441
Provision (benefit) for income taxes	10	2,018	1,378	(17)
Interest expense, net	15,663	18,921	63,348	80,326
Property management fees	685	649	2,904	2,902
Depreciation and amortization	35,280	40,986	161,838	167,101
Impairment loss	7,722	245	10,120	15,257
General and administrative	7,325	7,800	25,040	28,052
Other (1)	84	(798)	51	3,586
Less:
Gain on sale of property	(34,788)	(132,045)	(207,865)	(218,611)
Equity in earnings of real estate joint ventures and partnership interests, net	(5,737)	(9,108)	(25,070)	(27,074)
Interest and other income/expense	1,928	(3,322)	(2,807)	(7,532)
Revenue adjustments (2)	(3,022)	(4,308)	(25,007)	(16,877)
Adjusted income	88,379	91,691	349,273	377,828
Less: Adjusted income related to consolidated entities not defined as same property and noncontrolling interests	(6,499)	(12,319)	(29,114)	(66,366)
Add: Pro rata share of unconsolidated entities defined as same property	8,861	8,366	34,285	34,203
Same Property Net Operating Income	90,741	87,738	354,444	345,665
Less: Redevelopment Net Operating Income	(8,705)	(7,691)	(32,939)	(30,725)
Same Property Net Operating Income excluding Redevelopments	$82,036	$80,047	$321,505	$314,940
___________________

(1)	Other includes items such as environmental abatement costs, demolition expenses and lease termination fees.

(2)	Revenue adjustments consist primarily of straight-line rentals, lease cancellation income and fee income primarily from real estate joint ventures and partnerships.

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Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate
NAREIT defines EBITDAre as net income computed in accordance with GAAP, plus interest expense, income tax expense (benefit), depreciation and amortization and impairment of depreciable real estate and in substance real estate equity investments; plus or minus gains or losses from sales of operating real estate assets and interests in real estate equity investments; and adjustments to reflect our share of unconsolidated real estate joint ventures and partnerships for these items. The Company calculates EBITDAre in a manner consistent with the NAREIT definition.
As mentioned above, NAREIT FFO is a widely recognized measure of REIT operating performance which provides our shareholders with a relevant basis for comparing earnings performance among other REITs based upon the unique capital structure of each REIT. However as a basis of comparability that is independent of a company's capital structure, management believes that since EBITDA is a widely known and understood measure of performance, EBITDAre will represent an additional supplemental non-GAAP performance measure that will provide investors with a relevant basis for comparing REITs. There can be no assurance that EBITDAre as presented by the Company is comparable to similarly titled measures of other REITs.
The Company also presents Core EBITDAre as an additional supplemental measure as it is more reflective of the core operating performance of our portfolio of properties. Core EBITDAre is defined as NAREIT EBITDAre excluding charges and gains related to non-cash and non-operating transactions and other events that hinder the comparability of operating results. Specific examples of items excluded from Core EBITDAre include, but are not limited to, gains or losses associated with the extinguishment of debt or other liabilities, and transactional costs associated with development activities. EBITDAre and Core EBITDAre should not be considered as alternatives to net income or other measurements under GAAP as indicators of operating performance or to cash flows from operating, investing or financing activities as measures of liquidity. EBITDAre and Core EBITDAre do not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.
EBITDAre and Core EBITDAre is calculated as follows (in thousands):

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre):
Net income	$63,229	$170,653	$345,343	$350,715
Interest expense, net (1)	15,663	18,921	63,348	80,326
Provision (benefit) for income taxes	10	2,018	1,378	(17)
Depreciation and amortization of real estate	35,280	40,986	161,838	167,101
Impairment loss on operating properties and real estate equity investments	7,722	245	10,120	15,257
Gain on sale of property (2)	(34,788)	(132,045)	(207,865)	(218,611)
EBITDAre adjustments of unconsolidated real estate joint ventures and partnerships, net (3)	3,874	397	11,271	12,822
Total EBITDAre	90,990	101,175	385,433	407,593
Adjustments for Core EBITDAre:
Storm damage costs	—	1,018	—	1,822
Recovery of pre-development costs	—	(949)	—	(949)
Severance costs	—	1,378	—	1,378
Lease terminations	—	—	(10,023)	—
Other	(50)	4	(47)	3,158
Total Core EBITDAre	$90,940	$102,626	$375,363	$413,002
(1) Includes a $3.8 million gain on extinguishment of debt including related swap activity for the twelve months ended December 31, 2018.
(2) Includes a $.1 million and $.9 million gain on sale of non-operating assets for the three and twelve months ended December 31, 2018, respectively. Also includes a $.6 and $.8 million gain on sale of non-operating assets for the three and twelve months ended December 31, 2017, respectively.
(3) Includes a $(.7) million loss on extinguishment of debt for the twelve months ended December 31, 2018.

Page xii

Weingarten Realty Investors
Company Information

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI

Forward-Looking Statements
This supplement, together with other statements and information publicly disseminated by us, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms and changes in LIBOR availability, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) the ability to dispose of properties, (ix) changes in expected development activity, (x) increases in operating costs, (xi) tax matters, including the effect of changes in the tax laws and the failure to qualify as a real estate investment trust, and (xii) investments through real estate joint ventures and partnerships, which involve risks not present in investments in which we are the sole investor. Accordingly, there is no assurance that our expectations will be realized.

Pro rata Financial Information
Included herein is certain financial information presented on a pro rata share basis as we believe this information assists users of our financial information in understanding our proportionate economic interest in the operating results of our portfolio of properties. Such amounts include WRI’s proportional share of each financial line item or operational metric for both our consolidated and unconsolidated joint ventures and partnerships. Multiplying a financial statement line item or operational metric of an investee and adding it to WRI’s totals may not accurately depict the legal and economic implications of holding a non-controlling interest in the investee, nor does WRI control any of the investees presented under the equity method of accounting. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Financial Summary

Weingarten Realty Investors
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017(1)	2018	2017(1)	2016(1)	2015(1)	2014(1)
Revenues:
Rentals, net	$123,992	$135,798	$516,502	$560,643	$537,265	$502,464	$503,128
Other	3,827	3,569	14,645	12,520	12,290	10,380	11,278
Total Revenues	127,819	139,367	531,147	573,163	549,555	512,844	514,406
Operating Expenses:
Depreciation and amortization	35,280	40,986	161,838	167,101	162,535	145,940	150,356
Operating	20,625	25,366	90,554	109,310	98,855	94,244	95,318
Real estate taxes, net	16,562	17,853	69,268	75,636	66,358	60,289	60,768
Impairment loss	7,722	245	10,120	15,257	98	153	1,024
General and administrative	7,325	7,800	25,040	28,052	26,607	27,367	25,676
Total Operating Expenses	87,514	92,250	356,820	395,356	354,453	327,993	333,142
Other Income (Expense):
Interest expense, net	(15,663)	(18,921)	(63,348)	(80,326)	(83,003)	(87,783)	(94,725)
Interest and other income (expense)	(1,928)	3,322	2,807	7,532	1,910	4,406	4,530
Gain on sale of property	34,788	132,045	207,865	218,611	100,714	59,621	146,290
Gain on sale and acquisition of real estate joint venture and partnership interests	—	—	—	—	48,322	879	1,718
Total Other Income (Expense)	17,197	116,446	147,324	145,817	67,943	(22,877)	57,813
Income Before Income Taxes and Equity in Earnings of Real Estate Joint Ventures and Partnerships	57,502	163,563	321,651	323,624	263,045	161,974	239,077
(Provision) Benefit for Income Taxes	(10)	(2,018)	(1,378)	17	(6,856)	(52)	1,261
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net (2)	5,737	9,108	25,070	27,074	20,642	19,300	22,317
Income from Continuing Operations	63,229	170,653	345,343	350,715	276,831	181,222	262,655
Operating Income from Discontinued Operations	—	—	—	—	—	—	342
Gain on Sale of Property from Discontinued Operations	—	—	—	—	—	—	44,582
Income from Discontinued Operations	—	—	—	—	—	—	44,924
Net Income	63,229	170,653	345,343	350,715	276,831	181,222	307,579
Less: Net Income Attributable to Noncontrolling Interests	(3,722)	(2,686)	(17,742)	(15,441)	(37,898)	(6,870)	(19,571)
Net Income Adjusted for Noncontrolling Interests	59,507	167,967	327,601	335,274	238,933	174,352	288,008
Dividends on Preferred Shares	—	—	—	—	—	(3,830)	(10,840)
Redemption Costs of Preferred Shares	—	—	—	—	—	(9,687)	—
Net Income Attributable to Common Shareholders	$59,507	$167,967	$327,601	$335,274	$238,933	$160,835	$277,168
Earnings Per Common Share - Basic	$0.47	$1.31	$2.57	$2.62	$1.90	$1.31	$2.28
Earnings Per Common Share - Diluted	$0.46	$1.30	$2.55	$2.60	$1.87	$1.29	$2.25
(1) Reclassification of prior year's amounts were made to conform to the current year presentation.
(2) See page 23 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	December 31,
	2018	2017

ASSETS
Property	$4,105,068	$4,498,859
Accumulated Depreciation	(1,108,188)	(1,166,126)
Property Held for Sale, net	—	54,792
Property, net	2,996,880	3,387,525

Investment in Real Estate Joint Ventures and Partnerships, net (a)	353,828	317,763
Total	3,350,708	3,705,288

Unamortized Lease Costs, net	142,014	181,047
Accrued Rent, Accrued Contract Receivables and Accounts Receivable (net of allowance for doubtful accounts of $6,855 in 2018 and $7,516 in 2017)	97,924	104,357
Cash and Cash Equivalents	65,865	13,219
Restricted Deposits and Mortgage Escrows	10,272	8,115
Other, net	160,178	184,613
Total Assets	$3,826,961	$4,196,639

LIABILITIES AND EQUITY
Debt, net	$1,794,684	$2,081,152
Accounts Payable and Accrued Expenses	113,175	116,463
Other, net	168,403	189,182
Total Liabilities	2,076,262	2,386,797

Commitments and Contingencies	—	—

Equity:
Shareholders' Equity:
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 128,333 in 2018 and 128,447 in 2017	3,893	3,897
Additional Paid-In Capital	1,766,993	1,772,066
Net Income Less Than Accumulated Dividends	(186,431)	(137,065)
Accumulated Other Comprehensive Loss	(10,549)	(6,170)
Total Shareholders' Equity	1,573,906	1,632,728
Noncontrolling Interests	176,793	177,114
Total Equity	1,750,699	1,809,842
Total Liabilities and Equity	$3,826,961	$4,196,639

(a)	This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 23 for additional information.

Weingarten Realty Investors
Funds From Operations Attributable to Common Shareholders
(in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
Funds From Operations Attributable to Common Shareholders (NAREIT FFO)
Numerator:
Net income attributable to common shareholders	$59,507	$167,967	$327,601	$335,274
Depreciation and amortization of real estate	35,020	40,746	160,679	166,125
Depreciation and amortization of real estate of unconsolidated real estate joint ventures and partnerships	2,974	3,380	12,454	14,020
Impairment of operating properties and real estate equity investments	7,571	240	9,969	12,247
(Gain) on sale of property and interests in real estate equity investments	(34,650)	(131,393)	(206,930)	(217,659)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	(4)	(4,209)	(6,300)	(6,187)
Provision (benefit) for income taxes (1)	444	1,232	2,223	(711)
Noncontrolling interests and other (2)	(610)	(547)	8,238	5,408
NAREIT FFO - Basic	70,252	77,416	307,934	308,517
Income attributable to operating partnership units	—	—	—	3,084
NAREIT FFO - Diluted	70,252	77,416	307,934	311,601
Adjustments for Core FFO:
Other impairment loss	134	2	134	3,031
Provision (benefit) for income taxes (3)	6	223	(1,488)	(729)
(Gain) on extinguishment of debt including related swap activity	(41)	—	(3,131)	—
Lease terminations	—	—	(10,023)	—
Severance costs	—	1,378	—	1,378
Storm damage costs	—	1,018	—	1,822
Recovery of pre-development costs	—	(949)	—	(949)
Other	(136)	(612)	(911)	2,292
Core FFO - Diluted	$70,215	$78,476	$292,515	$318,446

Denominator:
FFO weighted average number of common shares outstanding - Basic	127,653	127,816	127,651	127,755
Effect of dilutive securities:
Share options and awards	730	848	790	870
Operating partnership units	—	—	—	1,446
FFO weighted average number of common shares outstanding - Diluted	128,383	128,664	128,441	130,071

NAREIT FFO Per Common Share - Basic	$0.55	$0.61	$2.41	$2.41

NAREIT FFO Per Common Share - Diluted	$0.55	$0.60	$2.40	$2.40
Adjustments for Core FFO per common share:
Other impairment loss	—	—	—	0.02
Provision (benefit) for income taxes	—	—	(0.01)	—
(Gain) on extinguishment of debt including related swap activity	—	—	(0.02)	—
Lease terminations	—	—	(0.08)	—
Severance costs	—	0.01	—	0.01
Storm damage costs	—	0.01	—	0.01
Recovery of pre-development costs	—	(0.01)	—	(0.01)
Other	—	—	(0.01)	0.02
Core FFO Per Common Share - Diluted	$0.55	$0.61	$2.28	$2.45

(1) The applicable taxes related to gains and impairments of operating properties.
(2) Related to gains, impairments and depreciation on operating properties and unconsolidated real estate joint ventures, where applicable.
(3) The applicable taxes related to gains and impairments of non-operating assets.

Weingarten Realty Investors
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate and Net Debt to Core EBITDAre
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre):
Net income	$63,229	$170,653	$345,343	$350,715
Interest expense, net (1)	15,663	18,921	63,348	80,326
Provision (benefit) for income taxes	10	2,018	1,378	(17)
Depreciation and amortization of real estate	35,280	40,986	161,838	167,101
Impairment loss on operating properties and real estate equity investments	7,722	245	10,120	15,257
Gain on sale of property (2)	(34,788)	(132,045)	(207,865)	(218,611)
EBITDAre adjustments of unconsolidated real estate joint ventures and partnerships, net (3)	3,874	397	11,271	12,822
Total EBITDAre	90,990	101,175	385,433	407,593
Adjustments for Core EBITDAre:
Storm damage costs	—	1,018	—	1,822
Recovery of pre-development costs	—	(949)	—	(949)
Severance costs	—	1,378	—	1,378
Lease terminations	—	—	(10,023)	—
Other	(50)	4	(47)	3,158
Total Core EBITDAre	$90,940	$102,626	$375,363	$413,002

Net Debt to Core EBITDAre:
Debt	$1,794,684	$2,081,152
Less: Cash and cash equivalents	(65,865)	(13,219)
Add: Proportional share of net debt of unconsolidated real estate joint ventures and partnerships	89,199	108,024
Total Net Debt	$1,818,018	$2,175,957

Annualized Core EBITDAre	$363,760	$410,504

Net Debt to Core EBITDAre	5.00	5.30

(1) Includes a $3.8 million gain on extinguishment of debt including related swap activity for the twelve months ended December 31, 2018.
(2) Includes a $.1 million and $.9 million gain on sale of non-operating assets for the three and twelve months ended December 31, 2018, respectively. Also includes a $.6 million and $.8 million gain on sale of non-operating assets for the three and twelve months ended December 31, 2017, respectively.
(3) Includes a $(.7) million loss on extinguishment of debt for the twelve months ended December 31, 2018.

Weingarten Realty Investors
Supplemental Income Statement Detail
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
Rentals, net
Base minimum rent, net	$93,192	$103,429	$379,317	$421,555
Straight line rent	839	1,572	5,679	5,707
Over/Under-market rentals, net	688	784	12,803	3,748
Percentage rent	1,316	1,381	4,201	4,432
Tenant reimbursements	27,957	28,632	114,502	125,201
Total	$123,992	$135,798	$516,502	$560,643

Other Revenues
Customer contract revenue	$2,738	$—	$10,227	$—
Outside fee income (1)	—	1,917	—	6,808
Miscellaneous revenue	716	1,131	3,084	3,172
Other rental revenues	363	486	1,002	1,926
Lease cancellation revenue	10	35	332	614
Total	$3,827	$3,569	$14,645	$12,520

Interest Expense, net
Interest paid or accrued	$17,422	$19,790	$71,899	$82,404
Gain on extinguishment of debt including related swap activity	—	—	(3,759)	—
Amortization of debt deferred costs	874	987	3,546	3,890
Over/Under-market mortgage adjustment of acquired properties, net	(82)	(302)	(400)	(1,100)
Gross interest expense	18,214	20,475	71,286	85,194
Capitalized interest	(2,551)	(1,554)	(7,938)	(4,868)
Total	$15,663	$18,921	$63,348	$80,326

Interest and Other Income/Expense
Deferred compensation investment (loss) income	$(2,203)	$1,413	$289	$5,651
Pension costs	246	(68)	443	(383)
Other	29	1,977	2,075	2,264
Total	$(1,928)	$3,322	$2,807	$7,532

Supplemental Analyst Information
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Net income from unconsolidated real estate joint ventures and partnerships	$4,948	$8,361	$23,120	$23,716
Intercompany fee income reclass	601	622	2,527	2,571
Other adjustments	188	125	(577)	787
Equity in earnings of real estate joint ventures and partnerships, net	$5,737	$9,108	$25,070	$27,074

Dividends
Common Dividends per Share	$1.795	$1.135	$2.980	$2.290

Common Dividends Paid as a % of Reported Funds from Operations - Basic	327.9%	188.3%	124.2%	95.3%

Common Dividends Paid as a % of Core Funds from Operations - Basic	328.1%	185.8%	130.8%	93.2%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	5.7%	5.6%	4.7%	4.9%

General and Administrative Expenses/Total Assets before Depreciation	0.15%	0.14%	0.51%	0.52%

Additional Disclosures for Revenues and Operating Expenses

Minority Interests Share of Revenues and Operating Expenses and Other Adjustments	$(1,497)	$(1,456)	$(5,805)	$(5,667)

Pro rata Share of Unconsolidated Joint Ventures
Revenues	12,714	13,024	51,459	53,653
Operating expense	(2,345)	(2,465)	(9,331)	(9,361)
Real estate taxes	(1,500)	(1,759)	(7,470)	(7,489)

Revenues and Operating Expenses from Sold Properties	2,515	14,611	22,282	69,422
(1) Non-recurring outside fee income for the twelve months ended December 31, 2017 was $.11 million. Outside fee income was reclassified to Customer contract revenue as of January 1, 2018. See page 45 for additional details of changes due to the implementation of FASB ASU No. 2014-09, "Revenue from Contracts with Customers."
Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Supplemental Balance Sheet Detail
(in thousands)

	December 31,
	2018	2017

Property
Land	$919,237	$1,068,022
Land held for development	45,673	69,205
Land under development	55,793	48,985
Buildings and improvements	2,927,954	3,232,074
Construction in-progress	156,411	80,573
Total	$4,105,068	$4,498,859

Straight Line Rent Receivable
	$61,487	$62,702

Other Assets, net
Notes receivable and mortgage bonds, net	$24,995	$27,063
Debt service guaranty asset	60,900	64,145
Non-qualified benefit plan assets	30,999	31,500
Out-of-market leases, net	18,564	26,834
Investments	9,635	11,695
Deferred income tax asset	6,495	7,587
Interest rate derivative	—	2,035
Unamortized debt costs, net	1,307	2,255
Other	7,283	11,499
Total	$160,178	$184,613

Other Liabilities, net
Deferred revenue	$13,568	$9,197
Non-qualified benefit plan liabilities	68,387	69,257
Deferred income tax payable	6,488	7,250
Out-of-market leases, net	57,997	77,722
Other	21,963	25,756
Total	$168,403	$189,182

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$38,181	$44,231
Above-market leases - Accumulated Amortization	(19,617)	(17,397)
In place leases (included in Unamortized Lease Costs, net)	193,658	224,201
In place leases - Accumulated Amortization	(99,352)	(96,202)
Total	$112,870	$154,833

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$85,742	$105,794
Below-market leases - Accumulated Amortization	(27,745)	(28,072)
Above-market assumed mortgages (included in Debt, net)	3,446	10,063
Above-market assumed mortgages - Accumulated Amortization	(1,660)	(6,081)
Total	$59,783	$81,704

Weingarten Realty Investors
Capitalization and Debt Coverage Ratios
(in thousands, except common share data and percentages)

	December 31,
	2018	2017

Common Share Data
Closing Market Price	$24.81	$32.87

Capitalization
Debt	$1,794,684	$2,081,152
Common Shares at Market	3,183,942	4,222,053
Operating Partnership Units at Market	35,528	47,070
Total Market Capitalization (As reported)	$5,014,154	$6,350,275
Debt to Total Market Capitalization (As reported)	35.8%	32.8%
Debt to Total Market Capitalization (As reported at a constant share price of $32.87)	29.6%	32.8%
Debt to Total Market Capitalization (Pro rata)	36.4%	33.5%

Capital Availability
Revolving Credit Facility	$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility	5,000	—
Outstanding Letters of Credit Under Revolving Facility	2,054	6,390
Unused Portion of Credit Facility	$492,946	$493,610

Significant Covenant Ratios
	Restrictions
Debt to Asset Ratio (Public)	Less than 60.0%	38.1%	40.7%
Secured Debt to Asset Ratio (Public)	Less than 40.0%	7.1%	8.1%
Unencumbered Asset Test (Public)	Greater than 150%	284.0%	264.4%
Fixed Charge Coverage (Revolver) (Pro rata EBITDA/ (interest expense + scheduled principal payments))	Greater than 1.5x	4.3x	3.9x

Credit Ratings
	S&P	Moody's
Senior Debt	BBB	Baa1
Outlook	Stable	Stable

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Guidance

2019 Guidance

Net income attributable to common shareholders	$1.77 - $1.89
Depreciation and amortization	1.23 - 1.25
(Gain) on sale of property and interests in RE equity investments	(0.93) - (0.99)
NAREIT FFO - Basic	2.07 - 2.15
Income attributable to operating partnership units	0.02 - 0.02
NAREIT FFO Per Common Share - Diluted	$2.09 - $2.17
Core FFO Per Common Share - Diluted	$2.09 - $2.17

Portfolio Activity ($ in millions)
Acquisitions	$50 - $150

Re / New Development	$175 - $225

Dispositions	$250 - $350

Operating Information
Same Property Net Operating Income with redevelopments	+2.0% to +3.0%

2019 Annual Guidance Rollforward
	Low	High	Notes
2018 Core FFO Per Common Share - Diluted	$2.28	$2.28
Same Property NOI Growth with redevelopment	0.06	0.10	Guidance of 2.0% - 3.0%

Investment Activity NOI
2018 Dispositions	(0.18)	(0.18)
2019 Dispositions	(0.07)	(0.13)	Guidance of $250M - $350M
2019 Acquisitions	0.01	0.03	Guidance of $50M - $150M
Incremental New/ Re Development NOI	(0.01)	(0.01)
Net Investment Activity	(0.25)	(0.29)

Net General and Administrative Expense	(0.01)	0.00
Implementation of Lease Accounting Change (ASC 842)	(0.07)	(0.08)
Net Interest Expense	0.06	0.07
All Other	0.02	0.09

2019 Core FFO Per Common Share - Diluted	$2.09	$2.17

Investment Activity

Weingarten Realty Investors
Capital Expenditures
(at pro rata share)
(in thousands)

	Three Months Ended December 31, 2018	Twelve Months Ended December 31, 2018	Twelve Months Ended December 31, 2017
Acquisitions	$—	$1,250	$1,900
New Development	20,015	84,546	93,120
Redevelopment	18,276	54,769	30,436
Building and Site Improvements	5,978	20,859	24,354
Tenant Finish	7,714	32,626	23,808
External Leasing Commissions	717	3,939	4,357
Capital Expenditures	$52,700	$197,989	$177,975

Note:
Internal Leasing Fees are approximately $9.2 million and $9.6 million for the twelve months ended December 31, 2018 and December 31, 2017, respectively.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Development and Redevelopment Projects
As of December 31, 2018
(at pro rata share, except multi-family units)
(in thousands, except percentages and multi-family units)

						Estimated Final
			WRI		Percentage	Costs	Total at	Estimated	Occupancy
	Property	Market	Own %	SF	Leased	Incurred to Date	Completion	ROI	Stabilized	Key Tenants / Description

Developments and Large Redevelopments Under Construction (1,2)
	The Whittaker	Seattle, WA	100%	Retail = 63 SF	94.8%	$28,557	$30,867		2H 18	Whole Foods

	West Alex	Alexandria, VA	100%	Retail = 100 SF	16.3%	120,427	196,623		2H 22	Harris Teeter
				Office = 23 SF
				Multifamily = 278 units

	Centro Arlington (3)	Arlington, VA	90%	Retail = 65 SF	14.2%	75,998	135,000		2H 20	Harris Teeter
				Multifamily = 366 units

	The Driscoll at River Oaks	Houston, TX	100%	Retail = 11 SF	0.0%	21,592	150,000		1H 22	30-Story Residential High-Rise and
				Multifamily = 318 units						11,000 SF Retail

					14.6%	$246,574	$512,490	5.6%

Redevelopments Under Construction (2)
	Sunset Point 19	Clearwater, FL	100%	142		$19,512	$23,090		2H 19	Sprouts, Bed Bath & Beyond, DSW
	River Point at Sheridan (4)	Denver, CO	100%	53		1,056	12,541		2H 20	Burlington, new shop space building, and pads
	Winter Park Corners	Orlando, FL	100%	43		8,712	12,082		1H 19	Sprouts and two new shop space buildings
	The Shoppes at Wilderness Oaks	San Antonio, TX	100%	20		6,730	7,295		2H 20	20,000 SF multi-tenant building, and pads.
	Rock Prairie Marketplace	College Station, TX	100%	28		4,421	6,056		1H 20	Valero, multi-tenant building, and pads
	Tomball Marketplace	Houston, TX	100%	27	36%	4,142	5,367		1H 19	Three new shop space buildings
	All other redevelopments < $5 million (9 properties)			74	19%	20,257	24,352		various

						$64,830	$90,783	8.0 - 14.0%

	Developments and Large Redevelopments Under Construction completions
			QTD Completed	YTD Completed	1Q'19E	2Q'19E	3Q'19E	4Q'19E	1Q'20E	Remaining Balance
	Completions ($)		1,739	3,029	—	$0 - $2,000	$0 - $3,000	$17,800 - $22,800	$70,600 - $75,600	$338,100 - $343,100
	Weighted Return (%)		6.9%	6.8%	—	6.6% - 7.1%	6.6% - 7.1%	4.9% - 5.4%	5.6% - 6.1%	5.3% - 5.9%
	Net Revenues and Operating Expenses (Annualized)		119	206	—	$0 - $140	$0 - $210	$865 - $1,220	$3,900 - $4,600	$17,800 - $20,135

	Cash NOI Developments and Large Redevelopments Under Construction (Current Quarter):						$508
	Cash NOI Redevelopments Under Construction (Current Quarter):						$1,107

(1)	Large redevelopment is defined where total incremental investment is over $50 million.
(2)	Redevelopment is defined where GLA is added either through new construction or expansion of an existing space.
(3)	WRI will participate in the development of this mixed-use property. WRI will have a 90% equity interest in the property and is committed to fund an additional $57 million in imputed debt.
(4)	Property was added in Q418.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Land Held for Development
As of December 31, 2018
(in thousands, except acres and percentages)

	Ownership Interest	Gross Acres	Investment (1)
Location			100%	Pro Rata

New Development Phased Projects
Highway 17 and Highway 210, Surf City, NC	100.0%	44.7
US 77 & FM 802, Brownsville, TX	100.0%	21.0
US Hwy. 1 and Caveness Farms Rd., Wake Forest, NC	100.0%	20.9
Hwy. 85 & Hwy. 285, Sheridan, CO	100.0%	8.6
US Hwy. 17 & US Hwy. 74/76, Leland, NC	100.0%	7.9
Belle Terre Pkwy. & State Rd. 100, Palm Coast, FL	100.0%	6.7
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	5.2
29th St. at Nolana Loop, McAllen, TX	50.0%	3.8
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	2.2
Total New Development Phased Projects		121.0	$18,541	$17,072
Other Raw Land
FM 1957 (Potranco Rd.) and FM 211, San Antonio, TX	50.0%	120.4
South Fulton Parkway and SH 92, Union City - Atlanta, GA	100.0%	24.1
Lon Adams Rd. at Tangerine Farms Rd. - Marana, AZ	100.0%	9.7
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	9.1
SH 151 & Ingram Rd., San Antonio, TX	66.7%	5.8
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	5.3
Shary Road and US Hwy. 83, Mission, TX	50.0%	4.0
Other	100.0%	22.6
Total Raw Land		201.0	$32,338	$20,210

Total Land Held For Development Properties		322.0	$50,879	$37,282

(1) Net of impairment and valuation adjustments.

Notes:
Land costs account for $42 million of total investment at 100%, $29.1 million at pro rata share.
Categorization based upon proximity to development property and does not indicate future development pipeline.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Acquisition and Disposition Summary
For the Period Ended December 31, 2018
(at pro rata share)
(in thousands, except percentages)

Center	City/State	Sq. Ft. at 100%	Date Acquired	Purchase Price	Yield (1)

Acquisitions
Roswell Corners Land	Roswell, GA	N/A	03/06/18

Total Acquisitions				$1,250	—%

			Date Sold	Sales Price (2)	Weighted Sales Cap (3)
Dispositions
1st Quarter
League City Plaza ROW	League City, TX	N/A	01/17/18
Moore Plaza	Corpus Christi, TX	371	01/18/18
Horne Street Market	Fort Worth, TX	10	01/18/18
Best in the West	Las Vegas, NV	428	02/09/18
Tates Creek Centre	Lexington, KY	196	02/09/18
Millpond Center	Lexington, KY	125	02/09/18
Auto Zone at Green Valley Ranch	Denver, CO	7	02/21/18
Paradise Marketplace	Las Vegas, NV	78	02/28/18
Palmilla Center	Avondale, AZ	104	03/07/18
Stoneridge Towne Centre* (4)	Moreno Valley, CA	20	03/16/18

2nd Quarter
Stoneridge Towne Centre* (4)	Moreno Valley, CA	15	04/26/18
Tropicana Marketplace	Las Vegas, NV	69	04/27/18
Braeswood Square	Houston, TX	99	04/27/18
Crestview Land	Houston, TX	N/A	05/15/18
Eastern Commons	Henderson, NV	66	05/23/18
Valley View Center	San Antonio, TX	91	05/30/18
Dallas Commons	Dallas, GA	25	06/08/18
Stoneridge Towne Centre* (4)	Moreno Valley, CA	7	06/22/18
Wake Forest Crossing II	Wake Forest, NC	15	06/27/18

3rd Quarter
Surf City Crossing	Wilmington, NC	63	07/09/18
South Fulton Crossing Land	Union City, GA	N/A	07/10/18
Regency Centre	Lexington, KY	143	08/03/18
Cullen Plaza	Houston, TX	85	08/10/18
Stoneridge Towne Centre* (4)	Moreno Valley, CA	117	09/28/18

4th Quarter
Cherry Creek Retail Center	Glendale, CO	78	10/22/18
Tropicana Beltway Center	Las Vegas, NV	246	10/25/18
Stevens Ranch Shopping Center Land	San Antonio, TX	N/A	11/08/18
Decatur 215	Las Vegas, NV	127	11/16/18
Oracle Crossings	Tucson, AZ	251	12/12/18
The Shoppes at Parkwood Ranch	Mesa, AZ	93	12/21/18
1919 North Loop West	Houston, TX	138	12/21/18
Festival Plaza Land	Helotes, TX	N/A	12/21/18
Seminole Towne Center	Sanford, FL	315	12/27/18

Total Dispositions				$635,228	7.3%

(1) Economics reflect WRI's pro rata ownership interest, excluding the incremental return from fee income.
(2) Sales price represents the total contract price.
(3) Cap rates are based upon underwriting estimates and may be different than current returns.
(4) Partial sale
* Unconsolidated real estate joint venture activity

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Summary of Debt

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

	December 31, 2018	4th Quarter Weighted Average Rate (1)	December 31, 2017	4th Quarter Weighted Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$316,340	4.66%	$393,981	4.56%
3.375% Notes due 2022	298,909	3.38%	299,402	3.38%
3.5% Notes due 2023	299,008	3.50%	299,196	3.50%
4.45% Notes due 2024	245,648	4.45%	249,338	4.45%
3.85% Notes due 2025	239,245	3.85%	248,516	3.85%
3.25% Notes due 2026	248,329	3.25%	248,140	3.25%
Term Loan (2)	—		200,000	2.47%
Unsecured Notes Payable (MTN)	66,285	6.70%	66,285	6.70%
Revolving Credit Agreements (3)	5,000	3.34%	—	2.17%
Obligations under Capital Leases	21,898	8.00%	21,000	8.00%
Unamortized Loan Costs	(6,878)		(8,851)
Subtotal Consolidated Debt	1,733,784	4.01%	2,017,007	3.85%
Debt Service Guarantee Liability (4)	60,900		64,145
Total Consolidated Debt - As Reported	$1,794,684	4.01%	$2,081,152	3.85%

	As Reported
Weighted Average Interest Rates (1)
Three months ended 12/31/18	4.01%
Twelve months ended 12/31/18	3.94%
Three months ended 12/31/17	3.85%
Twelve months ended 12/31/17	3.80%

(1)	Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

(2)	Term Loan was paid off in the second quarter and related swaps were terminated effective March 27, 2018.

(3)
Weighted average revolving interest rate excludes the effect of the facility fee of 15 basis points on the total commitment paid quarterly in arrears. The weighted average revolving interest rate with the facility fee was 4.95% in the fourth quarter 2017. Our average outstanding balance under the revolver was $.3 million for the fourth quarter 2018.

(4)	Debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

Weingarten Realty Investors
Debt Information Additional Disclosure
(at pro rata share)
(in thousands, except percentages)

	Debt Balance	Weighted Average Rate (1)	% of Total	Weighted Average Remaining Life (yrs)
Fixed vs. Variable Rate Debt (includes the effect of interest rate swaps)
As of December 31, 2018
Fixed-rate debt	$1,822,288	3.95%	98.8%	5.73
Variable-rate debt	22,685	4.01%	1.2%	0.73
Total	$1,844,973	3.95%	100.0%	5.67

As of December 31, 2017
Fixed-rate debt	$2,131,968	3.86%	99.2%
Variable-rate debt	17,889	2.43%	0.8%
Total	$2,149,857	3.83%	100.0%

Secured vs. Unsecured Debt
As of December 31, 2018
Secured Debt	$387,541	4.55%	21.0%	5.54
Unsecured Debt	1,457,432	3.78%	79.0%	5.70
Total	$1,844,973	3.95%	100.0%	5.67

As of December 31, 2017
Secured Debt	$482,395	4.54%	22.4%
Unsecured Debt	1,667,462	3.62%	77.6%
Total	$2,149,857	3.83%	100.0%

Additional Information	December 31,		December 31,
Reconciling items to pro rata debt	2018		2017
Noncontrolling Interests and Other Adjustments	$(39,174)		$(39,338)
WRI Share of Unconsolidated Joint Ventures	$89,463		$108,043

Weighted Average Interest Rates (1)
Three months ended 12/31/18		3.95%
Twelve months ended 12/31/18		3.93%
Three months ended 12/31/17		3.83%
Twelve months ended 12/31/17		3.78%

(1) Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Schedule of Maturities
As of December 31, 2018
(in thousands, except percentages)

	As Reported
	Maturities	Weighted Average Rate (2)
2019	$73,004	4.80%
2020	5,296	4.10%
2021	18,434	4.08%
2022	307,922	3.40%
2023	347,815	3.59%
2024	252,153	4.44%
2025	293,807	3.94%
2026	277,291	3.55%
2027	38,288	6.52%
2028	92,159	4.53%
Thereafter	10,435	3.66%
Subtotal	1,716,604

Revolving Credit Agreements	5,000	3.38%
Other (1)	73,080
Total	$1,794,684	3.94%

(1)
Other includes capital leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, discounts on notes, and debt issuance costs. The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(2)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

Weingarten Realty Investors
Schedule of Maturities Additional Disclosure
As of December 31, 2018
(at pro rata share)
(in thousands, except percentages)

	Maturities	Weighted Average Rate (2)	Floating Rate	Fixed Rate	Secured	Unsecured
2019	$75,567	4.86%	$17,685	$57,882	$75,567
2020	45,332	4.23%		45,332	45,332
2021	53,193	4.06%		53,193	53,193
2022	308,176	3.40%		308,176	8,786	299,390
2023	312,823	3.53%		312,823	13,153	299,670
2024	253,305	4.44%		253,305	7,105	246,200
2025	294,958	3.95%		294,958	54,453	240,505
2026	278,182	3.56%		278,182	5,212	272,970
2027	42,213	6.33%		42,213	8,468	33,745
2028	92,865	4.54%		92,865	83,295	9,570
Thereafter	10,435	3.66%		10,435	10,435
Subtotal	1,767,049		17,685	1,749,364	364,999	1,402,050

Revolving Credit Agreements	5,000	3.38%	5,000			5,000
Other (1)	72,924			72,924	22,542	50,382
Total	$1,844,973	3.93%	$22,685	$1,822,288	$387,541	$1,457,432

(1)	Other includes capital leases, fair value adjustments, debt service guarantee liability, discounts on notes, and debt issuance costs.
The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(2)	Weighted average interest rates exclude the effects of fair value adjustments, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Joint Ventures

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Information at 100%
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
Condensed Statements of Income	2018	2017	2018	2017

Revenues:
Base minimum rent, net	$24,438	$24,455	$97,499	$99,798
Straight line rent	57	158	(47)	(190)
Over/Under-market rentals, net	75	66	367	288
Percentage rent	241	349	429	848
Tenant reimbursements	7,872	7,903	32,322	32,201
Other revenues	970	306	3,405	4,474
Total	33,653	33,237	133,975	137,419

Expenses:
Depreciation and amortization	7,841	8,419	32,005	34,818
Interest, net	2,427	2,908	11,905	11,836
Operating	6,038	6,221	24,112	23,876
Real estate taxes, net	3,978	4,371	18,839	18,865
General and administrative	123	100	696	623
Provision for income taxes	32	35	138	112
Total	20,439	22,054	87,695	90,130

Gain on dispositions	4	8,529	9,495	12,492

Net income	$13,218	$19,712	$55,775	$59,781

Condensed Balance Sheets
			December 31,
			2018	2017

ASSETS

Property			$1,268,557	$1,241,004
Accumulated depreciation			(305,327)	(285,033)
Property, net			963,230	955,971

Other assets, net			104,267	115,743

Total			$1,067,497	$1,071,714

LIABILITIES AND EQUITY

Debt, net			$269,113	$298,124
Amounts payable to Weingarten Realty Investors and Affiliates			11,732	12,017
Other liabilities, net			24,717	24,759
Total			305,562	334,900

Equity			761,935	736,814

Total			$1,067,497	$1,071,714

Note:
The financial information on this page is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Information
(at pro rata share)
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
Condensed Statements of Income	2018	2017	2018	2017
Revenues:
Base minimum rent, net	$9,209	$9,676	$37,267	$39,398
Straight line rent	7	8	(281)	(120)
Over/Under-market rentals, net	5	(8)	50	(29)
Percentage rent	78	117	141	330
Tenant reimbursements	2,906	3,099	12,486	12,858
Other revenues	509	132	1,796	1,216
Total	12,714	13,024	51,459	53,653

Expenses:
Depreciation and amortization	2,974	3,380	12,454	14,020
Interest, net	888	1,209	5,050	4,937
Operating	2,345	2,465	9,331	9,361
Real estate taxes, net	1,500	1,759	7,470	7,489
General and administrative	47	42	267	265
Provision for income taxes	16	17	67	52
Total	7,770	8,872	34,639	36,124

Gain on dispositions	4	4,209	6,300	6,187

Net income	$4,948	$8,361	$23,120	$23,716

Condensed Balance Sheets
			December 31,
			2018	2017

ASSETS

Property			$514,578	$491,105
Accumulated depreciation			(112,336)	(106,299)
Property, net			402,242	384,806

Notes receivable from real estate joint ventures and partnerships			3,901	4,161
Unamortized lease costs, net			11,794	13,954
Accrued rent, accrued customer contracts and accounts receivable (net of allowance for doubtful accounts of $293 in 2018 and $285 in 2017)			10,060	10,814
Cash and cash equivalents			14,436	16,775
Out-of-market leases, net			757	1,074
Other assets, net			1,774	1,947
Total			$444,964	$433,531

LIABILITIES AND EQUITY

Debt, net			$89,199	$108,024
Amounts payable to Weingarten Realty Investors and Affiliates			4,950	5,154
Accounts payable and accrued expenses			8,129	6,403
Deferred revenue			1,098	939
Out-of-market leases, net			2,416	3,236
Other liabilities, net			281	337
Total			106,073	124,093

Equity			338,891	309,438

Total			$444,964	$433,531
Notes:
The above pro rata share information includes only the real estate operations of joint ventures and partnerships at WRI's ownership percentages.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships at 100%
December 31, 2018
(in thousands, except number of properties)

Joint Venture Partner	Number of Operating Properties (1)(2)	Total GLA	Total Assets	Total Debt

TIAA Florida Retail LLC	2	431	$122,966	$—
Collins	8	1,168	114,903	15,902
AEW - Institutional Client	5	437	100,760	—
BIT Retail	3	721	136,048	—
Jamestown	6	1,216	143,627	169,530
Fidelis Realty Partners	1	491	125,641	70,990
Sleiman Enterprises	2	178	16,523	12,691
Bouwinvest	3	359	164,673	—
Other	4	686	142,356	—

Total	34	5,687	$1,067,497	$269,113

Joint Venture Description

TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
Collins	Primarily a development joint venture in the Texas Rio Grande Valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Retail joint venture in Florida
Fidelis Realty Partners	Retail joint venture in Texas
Sleiman Enterprises	Retail joint venture in Florida
Bouwinvest	Retail joint venture with West Coast focus

(1) Excludes land held for development.
(2) Excludes additional consolidated joint ventures such as AEW Capital Management.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information at 100%
As of December 31, 2018
(in thousands, except number of properties, percentages and term)

Balance Summary

Joint Venture Partner	# of Mortgaged Properties (2)	Mortgage Balance (1)(2)	Average Interest Rate	Average Remaining Term (yrs)

Collins	2	$16,100	6.2%	6.2
Jamestown	6	170,000	2.7%	2.6
Fidelis Realty Partners	1	71,054	4.3%	1.9
Sleiman Enterprises	2	12,764	4.2%	7.5

Total	11	$269,918	3.4%	4.3

Schedule of Maturities

	Maturities (1)(2)	Weighted Average Rate

2019	$6,020	4.6%
2020	70,982	4.6%
2021	173,015	3.6%
2022	2,069	5.3%
2023	2,182	5.2%
2024	2,303	5.2%
2025	2,302	5.2%
2026	1,781	5.1%
2027	7,851	5.3%
2028	1,413	6.4%
Total	$269,918

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Note:
All mortgages are fixed rate.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information Additional Disclosure
As of December 31, 2018
(at pro rata share)
(in thousands, except percentages)

Schedule of Maturities

	Maturities (1)(2)	Weighted Average Rate

2019	$3,252	4.6%
2020	40,755	4.5%
2021	35,507	4.1%
2022	1,034	5.3%
2023	1,091	5.2%
2024	1,151	5.2%
2025	1,151	5.2%
2026	890	5.1%
2027	3,926	5.3%
2028	706	6.4%
Total	$89,463

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Notes:
All mortgages are fixed rate.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Portfolio Summary

Weingarten Realty Investors
Tenant Diversification by Percent of Base Minimum Rent
As of December 31, 2018
(at pro rata share)
(in thousands, except percentages and # of units)

Rank	Tenant Name (1)(2)	Credit Ranking (S&P / Moody's)	# of Units	Total Annualized Base Minimum Rent	% of Total Annualized Base Minimum Rent	Total SF	% of Total SF

1	The Kroger Co.	BBB/Baa1	21	$9,534	2.35%	1,179	5.15%
2	TJX Companies, Inc.	A+/A2	34	8,913	2.20%	862	3.76%
3	Whole Foods Market, Inc.	A+/A3	8	7,510	1.85%	347	1.52%
4	Ross Stores, Inc.	A-/A3	29	7,399	1.82%	608	2.65%
5	H-E-B	N/A/N/A	8	7,213	1.78%	540	2.36%
6	Petsmart, Inc.	CCC/Caa1	19	5,371	1.32%	335	1.46%
7	Albertsons	N/A/N/A	13	5,136	1.27%	581	2.54%
8	24 Hour Fitness Inc.	B/B2	7	4,979	1.23%	197	0.86%
9	Home Depot, Inc.	A/A2	4	4,795	1.18%	435	1.90%
10	Bed Bath & Beyond, Inc.	BB+/Baa3	15	3,900	0.96%	350	1.53%
11	Office Depot, Inc.	B/Ba3	18	3,821	0.94%	322	1.41%
12	Dollar Tree Stores, Inc.	BBB-/Baa3	33	3,816	0.94%	338	1.48%
13	Best Buy, Inc.	BBB/Baa1	7	3,591	0.89%	209	0.91%
14	Dick's Sporting Goods	N/A/N/A	5	3,182	0.78%	171	0.75%
15	Petco Animal Supplies, Inc.	CCC+/B3	15	3,068	0.76%	165	0.72%
16	Walmart Stores, Inc.	AA/Aa2	6	3,035	0.75%	453	1.98%
17	Barnes & Noble Inc.	N/A/N/A	6	2,600	0.64%	153	0.67%
18	Starbucks Corporation	BBB+/Baa1	36	2,464	0.61%	57	0.25%
19	Nordstrom	BBB+/Baa1	4	2,366	0.58%	90	0.39%
20	Hobby Lobby Stores, Inc.	N/A/N/A	5	2,301	0.57%	258	1.13%
21	JPMorgan Chase Bank	A+/Aa2	18	2,214	0.55%	65	0.28%
22	Party City	B+/Ba3	14	2,192	0.54%	143	0.62%
23	CVS	BBB/Baa2	13	2,181	0.54%	155	0.68%
24	Gap, Inc.	BB+/Baa2	7	2,168	0.53%	99	0.43%
25	Ascena Retail Group	B/Ba3	17	2,091	0.52%	88	0.38%

	Grand Total		362	$105,840	26.10%	8,200	35.81%

(1)	Tenant Names:	DBA Names:
	The Kroger Co.	Kroger (9), Harris Teeter (5), Fry's Food (3), King Soopers (2), Ralph's (1), Smith's Food (1)
	TJX Companies, Inc.	Marshalls (15), T.J. Maxx (13), Home Goods (6)
	Ross Stores, Inc.	Ross Dress for Less (26), dd's Discounts (3)
	Albertsons	Safeway (6), Randall's (3), Albertsons (2), Von's (2)
	Bed Bath & Beyond, Inc.	Bed Bath & Beyond (8), Cost Plus (5), buybuy BABY (2)
	Office Depot, Inc.	Office Depot (11), Office Max (7)
	Dollar Tree Stores, Inc.	Dollar Tree (30), Family Dollar (3)
	Dick's Sporting Goods	Dick's Sporting Goods (3), Golf Galaxy (2)
	Walmart Stores, Inc.	Walmart Neighborhood Market (4), Walmart (1), Walmart Supercenter (1)
	Nordstrom	Nordstrom Rack (4)
	Gap, Inc.	Old Navy (6), Gap (1)
	Ascena Retail Group	Lane Bryant (8), Dressbarn (5), AnnTaylor (1), Justice (1), Lane Bryant/Cacique (1), Loft (1)

(2)	Target owns and occupies 19 units not included above.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Portfolio Operating Information
(at pro rata share)
(in thousands, except percentages and leases)

Leasing Activity / Rent Growth
Signed Leases

	Comparable:				Number of Leases	Square Feet	New Rent $/SF	Prior Rent $/SF	TI's $/SF	Cash Change in Base Rent	Weighted Average Term (Years)

	All Leases
	Quarter Ended December 31, 2018				155	741	$16.82	$15.03	$4.53	11.9%
	Quarter Ended September 30, 2018				192	627	20.16	18.84	3.34	7.0%
	Quarter Ended June 30, 2018				187	791	19.53	17.73	8.69	10.2%
	Quarter Ended March 31, 2018				216	986	18.14	17.16	4.92	5.8%
	Rolling 12 months				750	3,145	$18.59	$17.13	$5.46	8.5%

	New Leases
	Quarter Ended December 31, 2018				39	144	$21.89	$15.94	$23.33	37.4%	6.6
	Quarter Ended September 30, 2018				36	77	28.22	25.04	26.78	12.7%	6.6
	Quarter Ended June 30, 2018				56	152	24.08	19.83	45.09	21.4%	7.2
	Quarter Ended March 31, 2018				47	120	24.87	23.70	39.86	4.9%	7.6
	Rolling 12 months				178	493	$24.28	$20.45	$34.62	18.7%	7.0

	Renewals
	Quarter Ended December 31, 2018				116	597	$15.59	$14.81	$—	5.3%
	Quarter Ended September 30, 2018				156	550	19.03	17.97	0.07	5.9%
	Quarter Ended June 30, 2018				131	639	18.45	17.22	—	7.1%
	Quarter Ended March 31, 2018				169	866	17.21	16.25	0.07	5.9%
	Rolling 12 months				572	2,652	$17.53	$16.52	$0.04	6.1%

	Comparable & Non-Comparable:
	Quarter Ended December 31, 2018				181	837
	Quarter Ended September 30, 2018				215	679
	Quarter Ended June 30, 2018				210	874
	Quarter Ended March 31, 2018				244	1,088
	Rolling 12 months				850	3,478

Lease
Expirations (1)

Assumes No Exercise of Renewal Options

	Anchor Tenants (2)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)
M-T-M	22	0%	$7.14	0%	104	1%	$25.35	1%	126	1%	$22.17	1%
2019	724	5%	10.80	5%	984	13%	28.12	13%	1,708	8%	20.78	9%
2020	1,718	13%	12.47	12%	1,169	16%	28.98	16%	2,887	14%	19.15	14%
2021	1,820	13%	10.32	11%	1,304	18%	28.61	18%	3,124	15%	17.95	15%
2022	2,114	15%	12.94	16%	1,002	14%	29.71	14%	3,116	15%	18.33	15%
2023	1,782	13%	10.91	11%	959	13%	29.40	13%	2,741	13%	17.38	12%
2024 - 2029	4,947	37%	13.47	39%	1,666	23%	29.55	23%	6,613	31%	17.52	30%

(1)	Reflects in-place leases as of December 31, 2018.

(2)	Anchor tenants represent any tenant at least 10,000 square feet.

(3)	Revenue includes minimum base rent only.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Portfolio Operating Information (continued)
(at pro rata share)
(in thousands, except percentages)

Occupancy

	Quarter Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Signed Basis
Anchor (1)	96.5%	96.6%	97.3%	97.5%	97.3%
Non-Anchor	90.7%	91.0%	90.3%	90.4%	90.5%
Total Retail	94.4%	94.6%	94.7%	94.9%	94.8%
Other	91.1%	82.6%	85.3%	86.8%	88.4%
Total Signed	94.4%	94.4%	94.6%	94.8%	94.8%

Commenced Basis
Anchor (1)	94.9%	94.9%	95.4%	95.0%	94.7%
Non-Anchor	88.2%	87.8%	87.0%	87.2%	87.4%
Total Retail	92.4%	92.3%	92.3%	92.1%	92.0%
Other	91.1%	81.7%	85.3%	85.9%	82.7%
Total Commenced	92.4%	92.2%	92.2%	92.0%	91.9%

Same Property (2)
Signed Basis	94.8%	94.7%	95.1%	95.3%	95.3%
Commenced Basis	93.0%	92.7%	93.1%	92.7%	92.8%

Average Base Rents (3)

	Quarter Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Commenced Basis
Anchor (1)	$13.56	$13.54	$13.38	$13.29	$13.23
Non-Anchor	29.05	28.78	28.60	28.33	28.09
Total	$19.35	$19.17	$18.97	$18.90	$18.69

Same Property Net Operating Income Growth (4)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2018	2017	% Change	2018	2017	% Change
Revenue
Minimum Rent (6)	$96,131	$92,873	3.5%	$379,273	$369,890	2.5%
Bad Debt (net of recoveries)	24	48	-50.0%	523	(1,008)	-151.9%
Percentage Rent	1,306	1,360	-4.0%	3,936	4,152	-5.2%
Tenant Reimbursements	29,809	28,754	3.7%	117,337	113,687	3.2%
Other (6)	2,001	2,357	-15.1%	6,539	8,684	-24.7%
	129,271	125,392	3.1%	507,608	495,405	2.5%
Expenses
Property Operating Expenses	21,984	21,009	4.6%	84,049	81,306	3.4%
Real Estate Taxes	16,546	16,645	-0.6%	69,115	68,434	1.0%
	38,530	37,654	2.3%	153,164	149,740	2.3%
SPNOI	90,741	87,738	3.4%	354,444	345,665	2.5%

Redevelopment NOI (5)	8,705	7,691	13.2%	32,939	30,725	7.2%

SPNOI (Excl. Redevelopment)	$82,036	$80,047	2.5%	$321,505	$314,940	2.1%

(1)	Anchor tenants represent any tenant at least 10,000 square feet.

(2)	Same Property Occupancy includes operating centers that have been owned for the same comparable time duration.
Same Property excludes any new development, redevelopment, and any acquired or sold centers during the same time duration.

(3)	Average Base rent per Leased SF excludes ground leases.

(4)	Same Property NOI Growth includes the Company's share of unconsolidated real estate joint ventures and partnerships and provisions for uncollectible amounts and related recoveries. It excludes the effect of lease cancellation income and straight-line rent adjustments and is reported on a cash basis.

(5)	Redevelopments refer to Page 13.

(6)	Prior year amounts have been reclassified between Minimum Rent and Other to reflect current year presentation.
Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Top 40 Core-Based Statistical Area (CBSA) Ranked by Population
as of December 31, 2018
(at pro rata share)
(in thousands, except percentages and # of units)

CBSA		Property	Owned	% of	Occupancy
Rank	CBSA	Count	GLA	ABR (1)%

2	Los Angeles-Long Beach-Anaheim, CA	4	699	4.8%	98.8%
4	Dallas-Fort Worth-Arlington, TX	2	426	1.6%	87.2%
5	Houston-The Woodlands-Sugar Land, TX	32	3,531	16.1%	94.3%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	4	332	2.8%	98.5%
8	Miami-Fort Lauderdale-West Palm Beach, FL	13	2,027	9.6%	93.8%
9	Atlanta-Sandy Springs-Roswell, GA	11	1,447	5.7%	97.6%
11	Phoenix-Mesa-Scottsdale, AZ	14	1,307	5.8%	95.5%
12	San Francisco-Oakland-Hayward, CA	3	438	2.9%	94.9%
13	Riverside-San Bernardino-Ontario, CA	4	829	4.4%	97.7%
15	Seattle-Tacoma-Bellevue, WA	6	225	1.2%	99.1%
17	San Diego-Carlsbad, CA	3	286	1.9%	97.1%
18	Tampa-St. Petersburg-Clearwater, FL	4	900	3.7%	96.8%
19	Denver-Aurora-Lakewood, CO	5	799	3.3%	95.0%
21	Baltimore-Columbia-Towson, MD	1	131	1.0%	100.0%
22	Charlotte-Concord-Gastonia, NC-SC	1	117	0.4%	81.9%
23	Orlando-Kissimmee-Sanford, FL	6	1,034	5.2%	98.2%
24	San Antonio-New Braunfels, TX	3	477	1.3%	92.8%
25	Portland-Vancouver-Hillsboro, OR-WA	3	120	0.3%	51.4%
27	Sacramento--Roseville--Arden-Arcade, CA	2	348	0.8%	89.4%
28	Las Vegas-Henderson-Paradise, NV	5	913	3.4%	96.8%
30	Austin-Round Rock, TX	1	351	1.7%	98.8%
36	San Jose-Sunnyvale-Santa Clara, CA	2	295	1.5%	69.2%
	Top 40 CBSA's Ranked by Population	129	17,032	79.4%	94.7%
	All other CBSA's Ranked by Population	49	5,868	20.6%	93.5%
	Grand Total	178	22,900	100.0%	94.4%

	(1) ABR includes ground leases

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Property Listing

Weingarten Realty Investors
Summary Property Listing
As of December 31, 2018

		Gross Leasable Area
ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total

Arizona	18	1,688,402	93,341	1,163,522	2,945,265
Arkansas	1	180,200	—	—	180,200
California	22	3,514,755	—	660,551	4,175,306
Colorado	5	799,095	180,488	695,919	1,675,502
Florida	28	4,416,372	1,605,846	918,898	6,941,116
Georgia	12	1,449,916	137,068	827,160	2,414,144
Kentucky	1	168,697	—	49,410	218,107
Maryland	2	212,111	—	—	212,111
Nevada	5	913,391	—	557,793	1,471,184
New Mexico	1	118,521	—	27,330	145,851
North Carolina	12	1,674,382	—	293,952	1,968,334
Oregon	3	119,871	90,776	66,276	276,923
Tennessee	4	507,881	—	154,340	662,221
Texas	54	6,479,208	1,987,564	2,209,715	10,676,487
Utah	1	182,099	—	122,800	304,899
Virginia	3	250,811	—	—	250,811
Washington	6	224,796	325,254	65,571	615,621
Total	178	22,900,508	4,420,337	7,813,237	35,134,082

Footnotes for detail property listing
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(4) Denotes single tenant retail property.
(5) Denotes Hilltop Village Center 50/50 Joint Venture with 100% funding by WRI.
( ) Retailers in parenthesis are not a part of the owned property.
Notes: Square feet is reflective of area available to be leased. Average Base Rent per Leased SF excludes ground leases.
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Property Listing
As of December 31, 2018

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Operating Properties
Arizona
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		82,757	87,379	14.13	84.2%		Office Max, Ace Hardware
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ		100.0%		132,731	240,951	12.33	95.4%	Fry’s Supermarket	Office Max
Desert Village Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		101,685	107,071	23.19	94.8%	AJ Fine Foods	CVS
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		114,055	306,107	9.05	93.3%	Fry’s Supermarket	Dollar Tree, (Lowe's)
Laveen Village Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		39,763	318,805	31.95	100.0%	(Fry’s Supermarket)	(Home Depot)
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		45,751	108,551	25.29	88.2%	(Safeway)
Phoenix Office Building	Phoenix-Mesa-Scottsdale, AZ		100.0%		21,122	21,122	N/A	79.7%		Weingarten Realty Regional Office, Endurance Rehab
Pueblo Anozira Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		157,532	157,532	15.89	96.5%	Fry’s Supermarket	Petco, Dollar Tree
Raintree Ranch Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		129,822	133,020	30.23	99.2%	Whole Foods
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ		100.0%		75,213	205,013	17.29	94.8%		(Target), Bed Bath & Beyond, Famous Footwear
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ		100.0%		155,093	155,093	33.03	98.8%	Safeway	CVS
Scottsdale Waterfront	Phoenix-Mesa-Scottsdale, AZ		100.0%		93,334	93,334	37.02	97.5%		Olive & Ivy, P.F. Chang's, David's Bridal, Urban Outfitters
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		60,713	60,713	19.18	100.0%	Sprouts Farmers Market
Summit at Scottsdale	Phoenix-Mesa-Scottsdale, AZ		51.0%	(1)(3)	97,151	322,992	24.45	97.5%	Safeway	(Target), CVS, OfficeMax, PetSmart
Entrada de Oro Plaza Shopping Center	Tucson, AZ		100.0%		88,665	109,075	21.03	95.0%	Walmart Neighborhood Market
Madera Village Shopping Center	Tucson, AZ		100.0%		96,697	106,858	13.20	98.1%	Safeway	Dollar Tree, Pet Club
Oracle Wetmore Shopping Center	Tucson, AZ		100.0%		150,150	343,278	25.34	98.7%		(Home Depot), (Nordstrom Rack), Jo-Ann Fabric, Cost Plus, PetSmart, Walgreens, Ulta Beauty
Shoppes at Bears Path	Tucson, AZ		100.0%		46,168	68,371	17.79	85.1%		(CVS Drug)
Arizona Total:	# of Properties:	18			1,688,402	2,945,265	21.22	95.6%
Arkansas
Markham West Shopping Center	Little Rock-North Little Rock-Conway, AR		100.0%		180,200	180,200	11.27	98.3%		Academy, Office Depot, Michaels, Dollar Tree
Arkansas Total:	# of Properties:	1			180,200	180,200	11.27	98.3%
California
8000 Sunset Strip Shopping Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		169,775	169,775	44.21	100.0%	Trader Joe's	CVS, Crunch, AMC Theaters, CB2
Centerwood Plaza	Los Angeles-Long Beach-Anaheim, CA		100.0%		75,486	75,486	15.83	100.0%	Superior Grocers	Dollar Tree
The Westside Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		36,540	36,540	46.33	82.1%		Guitar Center
Westminster Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		417,567	440,437	19.99	99.6%	Albertsons	Home Depot, Ross Dress for Less, Petco, Rite Aid, Dollar Tree, 24 Hour Fitness
Chino Hills Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		310,913	310,913	21.85	100.0%	Smart & Final Stores	Dollar Tree, 24 Hour Fitness, Rite Aid
Jess Ranch Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		208,656	307,826	20.54	97.2%	(Winco Foods)	Burlington, PetSmart, Rite Aid, Big 5
Jess Ranch Marketplace Phase III	Riverside-San Bernardino-Ontario, CA		100.0%		184,809	194,342	21.15	96.2%	(Winco Foods)	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness
Menifee Town Center	Riverside-San Bernardino-Ontario, CA		100.0%		124,431	258,734	17.03	94.9%	Ralph's	Ross Dress for Less, Dollar Tree

Weingarten Realty Investors
Property Listing
As of December 31, 2018

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Prospector's Plaza	Sacramento--Roseville--Arden-Arcade, CA		100.0%		243,910	252,524	19.16	91.2%	SaveMart	Kmart, CVS, Ross Dress for Less
Valley Shopping Center	Sacramento--Roseville--Arden-Arcade, CA		100.0%		103,791	107,191	12.30	85.2%	Food 4 Less
El Camino Promenade	San Diego-Carlsbad, CA		100.0%		129,676	129,676	27.89	99.0%		T.J. Maxx, Staples, Dollar Tree, BevMo
Rancho San Marcos Village	San Diego-Carlsbad, CA		100.0%		120,160	134,420	19.77	96.0%	Vons	24 Hour Fitness
San Marcos Plaza	San Diego-Carlsbad, CA		100.0%		35,880	81,086	35.14	94.1%	(Albertsons)
580 Market Place	San Francisco-Oakland-Hayward, CA		100.0%		100,097	100,097	31.08	100.0%	Safeway	24 Hour Fitness, Petco
Gateway Plaza	San Francisco-Oakland-Hayward, CA		100.0%		194,689	352,778	24.95	98.1%	Raley’s	24 Hour Fitness
Greenhouse Marketplace	San Francisco-Oakland-Hayward, CA		100.0%		143,055	232,824	26.44	87.1%	(Safeway)	(CVS), Jo-Ann Fabric, 99 Cents Only, Petco
Cambrian Park Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		170,925	170,925	23.10	53.5%		Beverages & More, Dollar Tree
Silver Creek Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		124,258	194,153	41.79	90.9%	Sprouts Farmers Market	Walgreens
Freedom Centre	Santa Cruz-Watsonville, CA		100.0%		150,865	150,865	15.82	97.3%	Safeway	Rite Aid, Big Lots
Stony Point Plaza	Santa Rosa, CA		100.0%		194,569	200,011	16.03	97.4%	Food Maxx	Ross Dress for Less, Fallas Paredes
Creekside Center	Vallejo-Fairfield, CA		100.0%		112,677	112,677	21.24	98.2%	Raley’s
Southampton Center	Vallejo-Fairfield, CA		100.0%		162,026	162,026	22.07	99.2%	Raley’s	Ace Hardware, Dollar Tree
California Total:	# of Properties:	22			3,514,755	4,175,306	23.40	94.4%
Colorado
Aurora City Place	Denver-Aurora-Lakewood, CO		50.0%	(1)(3)	180,488	542,976	17.16	83.0%	(Super Target)	Barnes & Noble, Ross Dress For Less, PetSmart, Michaels, Conn's
Crossing at Stonegate	Denver-Aurora-Lakewood, CO		100.0%		109,080	109,080	18.52	100.0%	King Sooper’s
Edgewater Marketplace	Denver-Aurora-Lakewood, CO		100.0%		144,553	270,548	12.83	100.0%	King Sooper's	Ace Hardware, (Target)
Lowry Town Center	Denver-Aurora-Lakewood, CO		100.0%		76,698	129,398	30.35	98.2%	(Safeway)
River Point at Sheridan	Denver-Aurora-Lakewood, CO		100.0%		288,276	623,500	16.03	97.1%		(Target), (Costco), Regal Cinema, Michaels, Conn's, PetSmart
Colorado Total:	# of Properties:	5			799,095	1,675,502	17.57	95.0%
Florida
Argyle Village Shopping Center	Jacksonville, FL		100.0%		306,461	306,461	12.63	84.3%	Publix	Bed Bath & Beyond, T.J. Maxx, Jo-Ann Fabric, Michaels
Atlantic West	Jacksonville, FL		50.0%	(1)(3)	46,184	188,378	13.87	98.1%	(Walmart Supercenter)	T.J. Maxx, HomeGoods, Dollar Tree, Shoe Carnival, (Kohl's)
Epic Village St. Augustine	Jacksonville, FL		70.0%	(1)	8,542	64,180	14.44	100.0%		(Epic Theaters)
Kernan Village	Jacksonville, FL		50.0%	(1)(3)	42,579	288,780	16.44	100.0%	(Walmart Supercenter)	Ross Dress for Less, Petco
Boca Lyons Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		117,423	117,423	23.09	92.5%	Aroma Market & Catering	Ross Dress for Less
Deerfield	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		398,961	404,942	13.82	92.9%	Publix	T.J. Maxx, Marshalls, Cinépolis, YouFit, Ulta
Embassy Lakes Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		131,723	142,751	14.54	90.3%	Ideal Food Basket	Tuesday Morning, Dollar Tree
Flamingo Pines	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	25,373	148,841	18.96	94.8%	Publix
Hollywood Hills Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	74,609	416,769	20.84	98.7%	Publix	Target, Chewy.com
Northridge	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	46,690	236,478	19.21	95.1%	Publix	Petco, Ross Dress for Less, Dollar Tree
Pembroke Commons	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	60,684	323,677	15.54	99.3%	Publix	Marshalls, Office Depot, LA Fitness, Dollar Tree
Sea Ranch Centre	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		99,029	99,029	18.09	91.5%	Publix	CVS, Dollar Tree
Tamiami Trail Shops	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	22,173	132,562	18.01	98.6%	Publix	CVS

Weingarten Realty Investors
Property Listing
As of December 31, 2018

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
The Palms at Town & County	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		657,652	657,652	26.00	95.5%	Publix	Kohl's, Marshalls, HomeGoods, Dick's Sporting Goods, 24 Hour Fitness, Nordstrom Rack, CVS
TJ Maxx Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		161,429	161,429	17.46	86.5%	Fresco Y Mas	T.J. Maxx, Dollar Tree
Vizcaya Square Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		110,081	110,081	17.22	97.7%	Winn Dixie
Wellington Green Commons	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		121,354	143,854	28.91	93.0%	Whole Foods Market
Clermont Landing	Orlando-Kissimmee-Sanford, FL		75.0%	(1)(3)	138,571	354,418	18.20	97.9%		(J.C. Penney), (Epic Theater), T.J. Maxx, Ross Dress for Less, Michaels
Colonial Plaza	Orlando-Kissimmee-Sanford, FL		100.0%		497,693	497,693	15.91	99.6%		Staples, Ross Dress for Less, Marshalls, Old Navy, Stein Mart, Barnes & Noble, Petco, Big Lots, Hobby Lobby
Phillips Crossing	Orlando-Kissimmee-Sanford, FL		100.0%		145,644	145,644	30.46	96.4%	Whole Foods	Golf Galaxy, Michaels
Shoppes of South Semoran	Orlando-Kissimmee-Sanford, FL		100.0%		103,779	103,779	12.78	97.4%	Walmart Neighborhood Market	Dollar Tree
The Marketplace at Dr. Phillips	Orlando-Kissimmee-Sanford, FL		20.0%	(1)(3)	65,374	326,870	25.29	97.2%	Publix	Stein Mart, HomeGoods, Morton's of Chicago, Office Depot
Winter Park Corners	Orlando-Kissimmee-Sanford, FL		100.0%		83,161	83,161	27.35	94.9%	Sprouts Farmers Market
Pineapple Commons	Port St. Lucie, FL		20.0%	(1)(3)	51,019	269,449	16.77	98.9%		Ross Dress for Less, Best Buy, PetSmart, Marshalls, (CVS)
Countryside Centre	Tampa-St. Petersburg-Clearwater, FL		100.0%		245,958	245,958	15.09	94.9%		T.J. Maxx, HomeGoods, Dick's Sporting Goods, Ross Dress for Less
East Lake Woodlands	Tampa-St. Petersburg-Clearwater, FL		20.0%	(1)(3)	20,886	104,430	14.40	98.6%	Walmart Neighborhood Market	Walgreens
Largo Mall	Tampa-St. Petersburg-Clearwater, FL		100.0%		377,019	610,106	18.64	97.8%	(Publix)	Bealls, Marshalls, PetSmart, Bed Bath & Beyond, Staples, Michaels, (Target)
Sunset 19 Shopping Center	Tampa-St. Petersburg-Clearwater, FL		100.0%		256,321	256,321	15.63	97.0%	Sprouts Farmers Market	Bed Bath & Beyond, Barnes & Noble, Old Navy, Hobby Lobby, Cost Plus World Market
Florida Total:	# of Properties:	28			4,416,372	6,941,116	18.58	95.0%
Georgia
Brookwood Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		199,594	397,295	19.25	98.5%	(Super Target)	Home Depot, Bed Bath & Beyond, Office Max
Brownsville Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		27,747	81,913	20.50	68.3%	(Kroger)
Camp Creek Marketplace II	Atlanta-Sandy Springs-Roswell, GA		100.0%		196,283	228,003	17.38	99.1%		DSW, LA Fitness, Burlington, American Signature
Grayson Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		76,581	76,581	15.72	98.5%	Kroger
Lakeside Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		137,693	332,889	16.97	94.1%	(Super Target)	Ross Dress for Less, Petco
Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	20,586	102,930	14.76	100.0%		buybuy BABY, Ross Dress for Less, Party City
Perimeter Village	Atlanta-Sandy Springs-Roswell, GA		100.0%		381,738	381,738	21.44	99.2%	Walmart Supercenter	Cost Plus World Market, DSW, Hobby Lobby
Publix at Princeton Lakes	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	13,681	72,205	17.10	100.0%	Publix
Reynolds Crossing	Atlanta-Sandy Springs-Roswell, GA		100.0%		45,758	115,983	26.92	100.0%	(Kroger)
Roswell Corners	Atlanta-Sandy Springs-Roswell, GA		100.0%		145,496	327,261	20.26	96.8%	(Super Target), Fresh Market	T.J. Maxx
Roswell Crossing Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		201,759	201,759	16.47	98.1%	Trader Joe's	Office Max, PetSmart, Walgreens
Thompson Bridge Commons	Gainesville, GA		100.0%	(4)	3,000	95,587	N/A	100.0%	(Kroger)
Georgia Total:	# of Properties:	12			1,449,916	2,414,144	18.65	97.6%
Kentucky
Festival on Jefferson Court	Louisville/Jefferson County, KY-IN		100.0%		168,697	218,107	14.73	95.7%	Kroger	(PetSmart), (T.J. Maxx), Staples, Party City
Kentucky Total:	# of Properties:	1			168,697	218,107	14.73	95.7%

Weingarten Realty Investors
Property Listing
As of December 31, 2018

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Maryland
Nottingham Commons	Baltimore-Columbia-Towson, MD		100.0%		131,270	131,270	29.61	100.0%	MOM's Organic Market	T.J. Maxx, DSW, Petco
Pike Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%		80,841	80,841	60.50	95.8%		Pier 1, DXL Mens Apparel
Maryland Total:	# of Properties:	2			212,111	212,111	42.97	98.4%
Nevada
Charleston Commons Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		332,298	366,952	18.16	99.3%	Walmart	Ross Dress for Less, Office Max, 99 Cents Only, PetSmart
College Park Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		167,654	195,367	13.22	96.0%	El Super	Factory 2 U, CVS
Francisco Center	Las Vegas-Henderson-Paradise, NV		100.0%		116,973	148,815	12.67	97.5%	La Bonita Grocery	(Ross Dress for Less)
Rancho Towne & Country	Las Vegas-Henderson-Paradise, NV		100.0%		84,711	161,837	13.86	100.0%	Smith’s Food
Westland Fair	Las Vegas-Henderson-Paradise, NV		100.0%		211,755	598,213	18.23	91.8%	(Walmart Supercenter)	(Lowe’s), PetSmart, Office Depot, Michaels, Smart & Final
Nevada Total:	# of Properties:	5			913,391	1,471,184	15.87	96.8%
New Mexico
North Towne Plaza	Albuquerque, NM		100.0%		118,521	145,851	22.80	96.3%	Whole Foods Market	HomeGoods
New Mexico Total:	# of Properties:	1			118,521	145,851	22.80	96.3%
North Carolina
Galleria Shopping Center	Charlotte-Concord-Gastonia, NC-SC		100.0%		117,102	324,704	18.66	81.9%	(Walmart Supercenter)	Retro Fitness
Bull City Market	Durham-Chapel Hill, NC		100.0%		40,875	40,875	19.47	100.0%	Whole Foods Market
Hope Valley Commons	Durham-Chapel Hill, NC		100.0%		81,327	81,327	27.99	98.3%	Harris Teeter
Avent Ferry Shopping Center	Raleigh, NC		100.0%		119,652	119,652	18.35	92.1%	Food Lion	Family Dollar
Capital Square	Raleigh, NC		100.0%		143,063	143,063	7.50	96.6%	Food Lion
Falls Pointe Shopping Center	Raleigh, NC		100.0%		112,199	198,549	19.70	100.0%	Harris Teeter	(Kohl’s)
High House Crossing	Raleigh, NC		100.0%		90,155	90,155	16.33	47.7%
Leesville Towne Centre	Raleigh, NC		100.0%		127,106	127,106	19.73	100.0%	Harris Teeter	Walgreens
Northwoods Shopping Center	Raleigh, NC		100.0%		77,803	77,803	11.89	96.7%	Walmart Neighborhood Market	Dollar Tree
Six Forks Shopping Center	Raleigh, NC		100.0%		468,414	468,414	12.19	99.9%	Food Lion	Kmart, Home Depot, Bed Bath & Beyond, PetSmart
Stonehenge Market	Raleigh, NC		100.0%		188,437	188,437	14.25	93.5%	Harris Teeter	Stein Mart, Walgreens
Waterford Village	Wilmington, NC		100.0%		108,249	108,249	22.87	91.8%	Harris Teeter
North Carolina Total:	# of Properties:	12			1,674,382	1,968,334	15.47	93.5%
Oregon
Clackamas Square	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	14,790	140,226	18.98	96.8%	(Winco Foods)	T.J. Maxx
Oak Grove Market Center	Portland-Vancouver-Hillsboro, OR-WA		100.0%		97,177	97,177	23.62	40.6%
Raleigh Hills Plaza	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	7,904	39,520	26.09	100.0%	New Seasons Market	Walgreens
Oregon Total:	# of Properties:	3			119,871	276,923	22.89	51.4%

Weingarten Realty Investors
Property Listing
As of December 31, 2018

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Tennessee
Highland Square	Memphis, TN-MS-AR		100.0%	(4)	14,490	14,490	N/A	100.0%		Walgreens
Mendenhall Commons	Memphis, TN-MS-AR		100.0%		88,108	88,108	12.44	100.0%	Kroger
Ridgeway Trace	Memphis, TN-MS-AR		100.0%		176,487	314,227	24.22	87.2%		(Target), Best Buy, PetSmart, REI
The Commons at Dexter Lake	Memphis, TN-MS-AR		100.0%		228,796	245,396	10.84	92.9%	Kroger	Stein Mart, Marshalls, HomeGoods
Tennessee Total:	# of Properties:	4			507,881	662,221	15.59	92.4%
Texas
Mueller Regional Retail Center	Austin-Round Rock, TX		100.0%		351,099	351,099	17.72	98.8%		Marshalls, PetSmart, Bed Bath & Beyond, Home Depot, Best Buy, Total Wine
North Park Plaza	Beaumont-Port Arthur, TX		50.0%	(1)(3)	69,963	281,255	18.66	87.5%		(Target), Spec's, Kirkland's
North Towne Plaza	Brownsville-Harlingen, TX		100.0%		28,000	145,000	8.00	12.9%		(Lowe's)
Rock Prairie Marketplace	College Station-Bryan, TX		100.0%		18,163	18,163	N/A	63.5%
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX		100.0%		352,800	462,800	16.69	88.3%	Sprouts Farmers Market	Burlington, PetSmart, T.J. Maxx, (Home Depot), buybuy BABY
Preston Shepard Place	Dallas-Fort Worth-Arlington, TX		20.0%	(1)(3)	72,667	363,335	18.46	81.5%		Stein Mart, Nordstrom, Marshalls, Office Depot, Petco
10-Federal Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	19,871	132,473	9.32	100.0%	Sellers Bros.	Palais Royal, Harbor Freight Tools
Alabama Shepherd Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		59,120	59,120	22.09	100.0%	Trader Joe's	PetSmart
Baybrook Gateway	Houston-The Woodlands-Sugar Land, TX		100.0%		241,149	241,149	17.17	84.7%		Ashley Furniture, Cost Plus World Market, Barnes & Noble, Michaels
Bellaire Blvd. Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		37,699	43,891	8.72	100.0%	Randall’s
Blalock Market at I-10	Houston-The Woodlands-Sugar Land, TX		100.0%		97,277	97,277	16.86	100.0%	99 Ranch Market
Citadel Building	Houston-The Woodlands-Sugar Land, TX		100.0%		121,000	121,000	N/A	100.0%		Weingarten Realty Investors Corporate Office
Cypress Pointe	Houston-The Woodlands-Sugar Land, TX		100.0%		186,721	283,381	10.74	76.2%	Kroger
Galveston Place	Houston-The Woodlands-Sugar Land, TX		100.0%		210,361	210,361	11.81	97.8%	Randall’s	Office Depot, Palais Royal, Spec's
Griggs Road Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	12,014	80,093	9.85	89.6%		Family Dollar, Citi Trends
Harrisburg Plaza	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	14,043	93,620	20.50	95.0%		dd's Discount
HEB - Dairy Ashford & Memorial	Houston-The Woodlands-Sugar Land, TX		100.0%	(4)	36,874	36,874	N/A	100.0%		H-E-B Fulfillment Center
Heights Plaza Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		71,277	71,277	9.61	99.4%	Kroger	Goodwill
I45/Telephone Rd.	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	25,740	171,600	12.91	96.6%	Sellers Bros.	Famsa, Fallas Paredes, Harbor Freight Tools
League City Plaza	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	19,420	129,467	12.30	36.1%		Spec’s
Market at Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		83,127	83,127	25.59	75.0%
Northbrook Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		174,181	174,181	16.29	98.8%	El Rancho Supermarket	Office Depot, Dollar Tree
Oak Forest Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		157,669	157,669	18.05	96.7%	Kroger	Ross Dress for Less, Dollar Tree, PetSmart
Randalls Center/Kings Crossing	Houston-The Woodlands-Sugar Land, TX		100.0%		126,397	126,397	18.58	99.1%	Randall’s	CVS
Richmond Square	Houston-The Woodlands-Sugar Land, TX		100.0%		92,657	92,657	28.93	100.0%		Best Buy, Cost Plus
River Oaks Shopping Center - East	Houston-The Woodlands-Sugar Land, TX		100.0%		71,265	71,265	14.79	100.0%	Kroger

Weingarten Realty Investors
Property Listing
As of December 31, 2018

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
River Oaks Shopping Center - West	Houston-The Woodlands-Sugar Land, TX		100.0%		232,489	232,489	40.39	93.4%	Kroger	Barnes & Noble, Talbots, Ann Taylor, GAP, JoS. A. Bank
Shoppes at Memorial Villages	Houston-The Woodlands-Sugar Land, TX		100.0%		191,274	191,274	18.66	98.3%		Gulf Coast Veterinary Specialists
Shops at Kirby Drive	Houston-The Woodlands-Sugar Land, TX		100.0%		10,000	55,460	36.07	100.0%		Freebirds Burrito
Shops at Three Corners	Houston-The Woodlands-Sugar Land, TX		70.0%	(1)	172,873	277,603	15.57	100.0%	Fiesta	Ross Dress for Less, PetSmart, Office Depot, Big Lots
Southgate Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	18,668	124,453	12.42	94.4%	Food-A-Rama	CVS, Family Dollar, Palais Royal
Stella Link Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		21,605	21,605	10.23	100.0%		Spec’s
The Centre at Post Oak	Houston-The Woodlands-Sugar Land, TX		100.0%		183,940	183,940	37.91	100.0%		Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack, Arhaus
Tomball Marketplace	Houston-The Woodlands-Sugar Land, TX		100.0%		168,724	326,545	19.64	88.9%		(Academy), (Kohl's), Ross Dress For Less, Marshalls
Village Plaza at Bunker Hill	Houston-The Woodlands-Sugar Land, TX		57.8%	(1)(3)	283,999	491,773	25.00	93.3%	H-E-B	PetSmart, Academy, Nordstrom Rack
West Gray	Houston-The Woodlands-Sugar Land, TX		100.0%		37,384	37,384	26.46	70.8%		Pier 1
Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		221,601	350,320	17.43	100.0%	Whole Foods Market	(Target), Ross Dress for Less, Palais Royal, Petco
Westhill Village Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		130,851	130,851	19.18	98.5%		Ross Dress for Less, Office Depot, 99 Cents Only
Independence Plaza	Laredo, TX		100.0%		347,302	347,302	14.32	99.4%	H-E-B	T.J. Maxx, Ross Dress for Less, Hobby Lobby, Petco, Ulta Beauty
North Creek Plaza	Laredo, TX		100.0%		243,596	485,463	15.40	97.5%	(H-E-B)	(Target), Marshalls, Old Navy, Best Buy, HomeGoods
Plantation Centre	Laredo, TX		100.0%		136,701	144,343	17.73	99.1%	H-E-B
Las Tiendas Plaza	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	143,976	500,084	12.57	94.7%		(Target), Dick's Sporting Goods, Conn's, Ross Dress for Less, Marshalls, Office Depot, (HomeGoods), (Forever 21)
Market at Nolana	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	20,315	244,549	23.61	69.4%	(Walmart Supercenter)
Market at Sharyland Place	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	53,956	301,174	18.41	95.4%	(Walmart Supercenter)	Kohl's, Dollar Tree
North Sharyland Crossing	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)(4)	1,788	3,576	N/A	100.0%
Northcross	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	37,644	75,288	19.30	89.4%		Barnes & Noble
Old Navy Building	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)(4)	7,500	15,000	N/A	100.0%		Old Navy
Sharyland Towne Crossing	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	180,208	492,325	15.75	95.1%	H-E-B	(Target), T.J. Maxx, Petco, Office Depot, Ross Dress for Less
South 10th St. HEB	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)(4)	51,851	103,702	N/A	100.0%	H-E-B
Trenton Crossing	McAllen-Edinburg-Mission, TX		100.0%		264,580	569,741	12.99	88.8%		(Target), (Kohl's), Hobby Lobby, Ross Dress for Less, Marshalls, PetSmart
Starr Plaza	Rio Grande City, TX		50.0%	(1)(3)	88,347	176,694	14.39	98.0%	H-E-B	Bealls
Fiesta Trails	San Antonio-New Braunfels, TX		100.0%		398,670	478,670	14.17	91.7%	(H-E-B)	Bob Mills Furniture, Act III Theatres, Marshalls, Stein Mart, Petco
Parliament Square II	San Antonio-New Braunfels, TX		100.0%	(4)	54,541	54,541	N/A	100.0%		Incredible Pizza
Thousand Oaks Shopping Center	San Antonio-New Braunfels, TX		15.0%	(1)	24,271	161,807	11.81	93.1%	H-E-B	Bealls, Tuesday Morning
Texas Total:	# of Properties:	54			6,479,208	10,676,487	18.16	93.8%
Utah
West Jordan Town Center	Salt Lake City, UT		100.0%		182,099	304,899	12.71	70.8%	Albertsons	(Target), Petco
Utah Total:	# of Properties:	1			182,099	304,899	12.71	70.8%

Weingarten Realty Investors
Property Listing
As of December 31, 2018

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Virginia
Hilltop Village Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(5)	250,811	250,811	34.64	99.4%	Wegmans	L.A. Fitness
Virginia Total:	# of Properties:	1	100.0%		250,811	250,811	34.64	99.4%
Washington
2200 Westlake	Seattle-Tacoma-Bellevue, WA		69.4%	(1)(3)	60,366	87,014	38.25	100.0%	Whole Foods
Meridian Town Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	15,533	143,236	17.52	97.2%	(Safeway)	Jo-Ann Fabric, Tuesday Morning
Queen Anne Marketplace	Seattle-Tacoma-Bellevue, WA		51.0%	(1)(3)	41,506	81,384	30.74	98.3%	Metropolitan Market	Bartell's Drug
Rainer Square Plaza	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	22,347	111,735	21.74	100.0%	Safeway	Ross Dress for Less
South Hill Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	26,802	134,010	16.86	98.9%		Bed Bath & Beyond, Ross Dress for Less, Best Buy
Washington Total:	# of Properties:	5			166,554	557,379	28.75	99.1%
Total Operating Properties	# of Properties:	175			22,842,266	35,075,840	19.35	94.4%

Weingarten Realty Investors
Property Listing
As of December 31, 2018

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
New Development
Virginia
Centro Arlington	Washington-Arlington-Alexandria, DC-VA-MD-WV		90.0%	(1)(2)(3)	—	—			Harris Teeter
West Alex	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(2)	—	—			Harris Teeter
Virginia Total:	# of Properties:	2			—	—
Washington
The Whittaker	Seattle-Tacoma-Bellevue, WA		100.0%	(2)	58,242	58,242			Whole Foods
Washington Total:	# of Properties:	1			58,242	58,242

Total New Developments	# of Properties:	3			58,242	58,242
Operating & New Development Properties	# of Properties:	178			22,900,508	35,134,082
Unimproved Land
Arizona
Lon Adams Rd. at Tangerine Farms Rd., Marana						422,532
Arizona Total:						422,532
Colorado
Highway 85 and Highway 285, Sheridan						377,491
Colorado Total:						377,491
Florida
SR 207 at Rolling Hills Dr., St. Augustine						228,254
State Road 100 & Belle Terre Parkway, Palm Coast						292,288
Florida Total:						520,542
Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City						1,050,754
Georgia Total:						1,050,754
North Carolina
Highway 17 and Highway 210, Surf City						1,948,831
Capital Blvd & Stadium Drive, Wake Forest						95,354
U.S. Highway 1 at Caveness Farms Rd., Wake Forest						911,929
U.S. Hwy. 17 & U.S. Hwy. 74/76, Leland						343,253
North Carolina Total:						3,299,367
Texas
9th Ave. at 25th St., Port Arthur						243,065
Culebra Road and Westwood Loop, San Antonio						60,984
East Orem, Houston						121,968

Weingarten Realty Investors
Property Listing
As of December 31, 2018

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
FM 1957 (Potranco Road) and FM 211, San Antonio					5,245,321
FM 2920 and Highway 249, Tomball					95,832
Gattis School Rd. at A.W. Grimes Blvd., Round Rock					57,499
Highway 3 at Highway 1765, Texas City					200,812
Nolana Ave. and 29th St., McAllen					163,350
Northwest Freeway at Gessner, Houston					43,396
Rock Prairie Rd. at Hwy. 6, College Station					229,561
SH 151 and Ingram Rd., San Antonio					252,692
Shary Rd. at North Hwy. 83, Mission					172,498
U.S. 77 and 83 at SHFM 802, Brownsville					914,723
US Hwy. 281 at Wilderness Oaks, San Antonio					396,962
West Little York at Interstate 45, Houston					161,172
Texas Total:					8,359,835
Total Unimproved Land					14,030,521

Weingarten Realty Investors
Property Listing
As of December 31, 2018

Center	Property Covered	Max Possible Term
Ground Lease Commitments
Blalock Market at I-10	Entire Center	3/31/2039
Camelback Village Square	Entire Center	6/30/2094
Highland Square	Entire Center	10/31/2044
Parliament Square II	Entire Center	12/31/2030
Phillips Crossing	Entire Center	12/31/2085
River Point at Sheridan	Part of Center	11/27/2086
Rock Prairie	Entire Center	12/31/2081
Shoppes at Memorial Villages	Part of Center	5/31/2043
Six Forks Station	Entire Center	6/30/2063
Pike Center (1)	Entire Center	5/31/2059

Note:
(1) Project subject to a ground lease with WRI's option to purchase
This list excludes two ground leases where we only lease parking area.

Other Topics of Interest

Weingarten Realty Investors
Share and Bond Repurchase Program Inception-To-Date
as of December 31, 2018
(in thousands, except share prices)

Share Repurchase Program

	# of Shares	Avg. Share Price	Gross Purchase

Q1 2018	296	$27.37	$8,099
Q2 2018	388	26.90	10,445
Q3 2018	—	—	—
Q4 2018	—	—	—
YTD 2018	684	$27.10	$18,544

Bond Repurchase Program

	Period	Principal Amount

3.85% Notes due 6/1/2025	Q1	$9,437
4.45% Notes due 1/15/2024	Q1	3,940
3.375% Notes due 10/15/2022	Q1	301
Total Q1 2018		$13,678

3.375% Notes due 10/15/2022	Q2	$310
3.5% Notes due 4/15/2023	Q2	330
Total Q2 2018		$640

Total YTD 2018		$14,318

Weingarten Realty Investors
Revenue Classification Changes Impact
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017

Financial Statement Impact of Revenue Classification Changes

Rental Revenues:
BMR	$(1,397)	$(1,362)	$(4,726)	$(4,996)
Other rental income	(82)	(72)	(299)	(278)

Other
Customer contract revenues	2,738	3,103	10,227	11,122
Property management fee income	(1,484)	(1,917)	(6,193)	(6,808)
Miscellaneous revenues	225	248	991	960

Net Revenue Changes	$—	$—	$—	$—

Note: All amounts have been estimated for material changes due to the implementation of Financial Accounting Standards Board's Accounting Standard Update No. 2014-09, "Revenue from Contracts with Customers."

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Ground Lease Summary
December 31, 2018
(at pro rata share)
(in thousands)

Use Description	Number of Leases	GLA	ABR	ABR $/SF

Home Improvement	2	220	$814	$3.70
Discount Department Store	9	727	4,130	5.68
Full-Service Restaurant	37	179	3,664	20.47
Fast Food	53	208	4,809	23.12
Bank	32	160	4,532	28.33
Supermarket	15	817	6,345	7.77
Pharmacy	8	117	1,073	9.17
Theater	1	56	422	7.54
Gas Station	18	101	1,848	18.30
Other	16	140	2,898	20.70

Total	191	2,725	$30,535	$11.21

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.